UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-07972

Exact name of registrant as specified in charter:	Delaware Group® Adviser Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	October 31

Date of reporting period:	July 31, 2014

Item 1. Schedule of Investments.

Schedule of investments Delaware Diversified Income Fund	July 31, 2014 (Unaudited)

	Principal amount°	Value (U.S. $)
Agency Asset-Backed Securities – 0.02%
Fannie Mae Grantor Trust
Series 2003-T4 2A5 5.407% 9/26/33	905,347	$986,564
Fannie Mae Whole Loan REMIC Trust
Series 2001-W2 AS5 6.473% 10/25/31	1,186	1,240
Series 2002-W11 AV1 0.495% 11/25/32 •	8,428	7,709
Total Agency Asset-Backed Securities (cost $877,320)		995,513

Agency Collateralized Mortgage Obligations – 2.09%
Fannie Mae Grantor Trust
Series 1999-T2 A1 7.50% 1/19/39 •	16,258	18,115
Series 2002-T4 A3 7.50% 12/25/41	168,747	191,501
Series 2002-T19 A1 6.50% 7/25/42	120,534	136,955
Series 2004-T1 1A2 6.50% 1/25/44	55,881	63,426
Fannie Mae Interest Strip
Series 265 2 9.00% 3/1/24	7,481	8,673
Fannie Mae REMICs
Series 1990-92 C 7.00% 8/25/20	868	959
Series 1996-46 ZA 7.50% 11/25/26	158,051	179,595
Series 2001-50 BA 7.00% 10/25/41	82,914	94,458
Series 2002-83 GH 5.00% 12/25/17	140,182	147,353
Series 2002-90 A2 6.50% 11/25/42	228,376	257,807
Series 2003-11 BY 5.50% 2/25/33	144,637	158,659
Series 2003-26 AT 5.00% 11/25/32	3,157,779	3,280,471
Series 2003-38 MP 5.50% 5/25/23	2,410,331	2,629,227
Series 2003-78 B 5.00% 8/25/23	69,957	76,112
Series 2003-106 WE 4.50% 11/25/22	1,526,732	1,546,630
Series 2005-110 MB 5.50% 9/25/35	1,162,406	1,259,261
Series 2007-40 PT 5.50% 5/25/37	34,352	37,464
Series 2009-94 AC 5.00% 11/25/39	5,843,970	6,378,716
Series 2010-41 PN 4.50% 4/25/40	7,623,413	8,185,441
Series 2010-75 NA 4.00% 9/25/28	768,824	798,228
Series 2010-96 DC 4.00% 9/25/25	14,795,000	15,790,274
Series 2011-113 CP 5.00% 9/25/39	1,745,712	1,868,313
Series 2012-19 HB 4.00% 1/25/42	144,020	148,732
Series 2012-19 NI 3.50% 10/25/31 Σ	5,446,583	761,520
Series 2012-122 SD 5.945% 11/25/42 •Σ	11,119,646	2,252,601
Series 2013-20 IH 3.00% 3/25/33 Σ	6,912,562	1,158,943
Series 2013-31 MI 3.00% 4/25/33 Σ	34,473,153	5,662,010
Series 2013-44 DI 3.00% 5/25/33 Σ	42,482,231	7,250,234
Series 2014-36 ZE 3.00% 6/25/44	4,087,360	3,375,616
Fannie Mae Whole Loan REMIC Trust
Series 2002-W1 2A 6.566% 2/25/42 •	17,117	19,905
Series 2002-W6 2A 6.924% 6/25/42 •	33,422	37,694

NQ-189 [7/14] 9/14 (13132)     1

Schedule of investments
Delaware Diversified Income Fund (Unaudited)

	Principal amount°	Value (U.S. $)
Agency Collateralized Mortgage Obligations (continued)
Fannie Mae Whole Loan REMIC Trust
Series 2003-W1 2A 6.606% 12/25/42 •	17,259	$20,157
Series 2003-W10 1A4 4.505% 6/25/43	23,692	25,053
Series 2003-W15 2A7 5.55% 8/25/43	12,337	13,092
Series 2004-W11 1A2 6.50% 5/25/44	355,425	410,794
Freddie Mac REMICs
Series 1730 Z 7.00% 5/15/24	187,636	212,058
Series 2326 ZQ 6.50% 6/15/31	588,047	664,681
Series 2557 WE 5.00% 1/15/18	1,695,845	1,784,016
Series 2621 QH 5.00% 5/15/33	27,394	29,992
Series 2624 QH 5.00% 6/15/33	28,867	31,605
Series 2717 MH 4.50% 12/15/18	49,030	51,639
Series 2762 LG 5.00% 9/15/32	267,548	267,927
Series 2809 DC 4.50% 6/15/19	941,666	989,014
Series 3123 HT 5.00% 3/15/26	36,340	38,925
Series 3150 EQ 5.00% 5/15/26	45,000	49,200
Series 3232 KF 0.602% 10/15/36 •	82,793	83,044
Series 3290 PE 5.50% 3/15/37	405,954	446,113
Series 3416 GK 4.00% 7/15/22	48,180	48,981
Series 3574 D 5.00% 9/15/39	268,349	292,257
Series 3656 PM 5.00% 4/15/40	11,118,918	12,252,203
Series 3804 EH 3.50% 7/15/40	151,682	159,975
Series 4065 DE 3.00% 6/15/32	1,626,000	1,554,648
Series 4122 LI 3.00% 10/15/27 Σ	1,069,885	135,101
Series 4185 LI 3.00% 3/15/33 Σ	11,050,220	1,910,668
Series 4191 CI 3.00% 4/15/33 Σ	4,304,702	725,763
Series 4217 HI 2.50% 6/15/28 Σ	1,621,041	196,939
Series 4251 KI 2.50% 4/15/28 Σ	876,872	86,391
Freddie Mac Strips
Series 19 F 1.035% 6/1/28 •	4,264	4,319
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2014-DN2 M2 1.805% 4/25/24 •	1,505,000	1,488,082
Freddie Mac Structured Pass Through Securities
Series T-42 A5 7.50% 2/25/42 t	99,604	115,917
Series T-54 2A 6.50% 2/25/43 t	26,864	31,568
Series T-58 2A 6.50% 9/25/43 t	596,933	675,157
Series T-60 1A4C 4.739% 3/25/44 t•	3,559	3,582
GNMA
Series 2010-113 KE 4.50% 9/20/40	20,392,264	21,901,964
NCUA Guaranteed Notes Trust
Series 2010-C1 A2 2.90% 10/29/20	7,640,000	7,897,651

2     NQ-189 [7/14] 9/14 (13132)

(Unaudited)

	Principal amount°	Value (U.S. $)
Agency Collateralized Mortgage Obligations (continued)
Vendee Mortgage Trust
Series 2000-1 1A 6.472% 1/15/30 •	6,305	$7,136
Total Agency Collateralized Mortgage Obligations (cost $115,903,349)		118,380,505

Agency Mortgage-Backed Securities – 14.85%
Fannie Mae
5.50% 1/1/36	695,752	778,100
6.00% 9/1/17	5,398	5,722
6.50% 8/1/17	55,435	57,834
7.00% 11/15/16	1,063	1,066
Fannie Mae ARM
1.869% 7/1/33 •	69,302	73,911
1.951% 1/1/36 •	81,153	86,105
1.994% 11/1/24 •	2,562	2,684
2.119% 3/1/38 •	8,801	9,354
2.149% 8/1/34 •	6,611	6,976
2.162% 6/1/37 •	9,400	10,025
2.228% 9/1/38 •	443,089	475,013
2.238% 4/1/36 •	745	801
2.244% 4/1/37 •	1,137,887	1,218,568
2.265% 6/1/36 •	113,087	121,075
2.271% 12/1/33 •	3,874	4,088
2.277% 10/1/33 •	80,214	80,740
2.277% 6/1/34 •	1,455	1,546
2.305% 4/1/36 •	409,496	435,698
2.316% 8/1/36 •	27,467	29,517
2.34% 11/1/32 •	488	526
2.344% 4/1/36 •	265,939	284,254
2.379% 11/1/35 •	111,085	118,764
2.392% 11/1/33 •	77,812	78,318
2.397% 6/1/34 •	85,944	87,057
2.412% 7/1/36 •	2,246	2,446
2.415% 5/1/43 •	6,266,071	6,223,959
2.44% 11/1/35 •	383,211	411,475
2.444% 7/1/36 •	55,058	59,553
2.546% 6/1/43 •	1,445,612	1,445,063
3.201% 4/1/44 •	3,948,990	4,059,959
3.279% 3/1/44 •	4,725,967	4,882,444
3.296% 9/1/43 •	5,388,470	5,536,468
5.069% 5/1/36 •	158,519	170,488
5.142% 8/1/35 •	75,435	80,868
5.807% 8/1/37 •	523,005	557,995

NQ-189 [7/14] 9/14 (13132)     3

Schedule of investments
Delaware Diversified Income Fund (Unaudited)

	Principal amount°	Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae Relocation 15 yr
4.00% 9/1/20	153,374	$161,488
Fannie Mae Relocation 30 yr
5.00% 9/1/33	188,653	205,949
5.00% 11/1/33	56,630	61,816
5.00% 1/1/34	2,025	2,212
5.00% 11/1/34	34,702	37,877
5.00% 4/1/35	85,812	93,688
5.00% 10/1/35	91,259	99,538
5.00% 1/1/36	144,289	157,495
Fannie Mae S.F. 15 yr
2.50% 7/1/27	778,857	784,779
2.50% 9/1/27	3,083,650	3,107,096
2.50% 10/1/27	5,038,041	5,076,350
2.50% 11/1/27	270,140	272,194
2.50% 2/1/28	11,990,511	12,083,394
2.50% 4/1/28	84,777	85,605
2.50% 5/1/28	2,055,082	2,075,154
3.00% 3/1/27	6,103,796	6,307,885
3.00% 4/1/27	1,141,184	1,179,342
3.00% 6/1/27	85,949	88,823
3.00% 8/1/27	367,417	379,754
3.00% 11/1/27	840,591	868,711
3.00% 5/1/28	1,350,558	1,394,901
3.50% 7/1/26	5,084,256	5,367,259
3.50% 3/1/27	169,624	178,957
3.50% 11/1/27	551,239	582,338
3.50% 11/1/28	421,229	444,942
4.00% 3/1/24	32,221	34,318
4.00% 11/1/24	20,110	21,519
4.00% 2/1/25	836,099	891,781
4.00% 5/1/25	2,046,294	2,189,810
4.00% 6/1/25	7,437,365	7,955,421
4.00% 11/1/25	13,727,752	14,691,764
4.00% 12/1/26	3,476,228	3,707,469
4.00% 5/1/27	7,409,998	7,928,382
4.50% 4/1/18	12,256	12,956
4.50% 9/1/18	9,299	9,831
4.50% 3/1/19	88,957	94,037
4.50% 4/1/20	6,941	7,339
4.50% 7/1/20	94,967	100,432
5.00% 11/1/18	185,651	196,054
5.00% 6/1/19	106,506	112,702

4     NQ-189 [7/14] 9/14 (13132)

(Unaudited)

	Principal amount°	Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 15 yr
5.00% 9/1/20	4,194	$4,506
5.00% 5/1/21	487,964	520,965
5.00% 12/1/21	50,365	53,753
5.50% 2/1/18	42,333	44,905
5.50% 3/1/18	5,198	5,512
5.50% 11/1/18	7,624	8,086
5.50% 12/1/18	89,789	95,221
5.50% 4/1/19	16,113	17,160
5.50% 5/1/19	58,198	61,723
5.50% 10/1/21	15,822	17,379
5.50% 4/1/23	88,997	97,433
5.50% 6/1/23	59,363	65,652
6.00% 12/1/16	10,276	10,671
6.00% 8/1/17	23,829	24,786
6.00% 12/1/17	6,127	6,383
6.00% 9/1/19	239,602	252,068
6.00% 12/1/20	25,039	26,446
6.00% 3/1/21	1,089	1,177
6.00% 9/1/21	2,622,361	2,899,004
6.00% 2/1/22	51,323	54,969
6.00% 8/1/22	36,631	40,053
6.00% 2/1/23	4,497	4,969
Fannie Mae S.F. 15 yr TBA
2.50% 8/1/29	5,629,000	5,663,126
3.00% 8/1/29	28,530,000	29,412,647
3.50% 8/1/29	27,161,000	28,624,723
4.00% 8/1/29	3,899,133	4,124,283
Fannie Mae S.F. 20 yr
3.00% 8/1/33	174,549	176,737
3.00% 9/1/33	189,157	191,529
3.00% 8/1/34	1,394,936	1,408,971
3.50% 11/1/31	58,953	61,251
3.50% 4/1/32	24,404	25,357
3.50% 5/1/32	141,949	147,456
3.50% 8/1/32	664,131	690,078
4.00% 1/1/31	910,064	970,427
4.00% 2/1/31	2,885,727	3,076,918
4.50% 9/1/23	861,924	928,203
4.50% 4/1/24	8,290	8,928
5.00% 11/1/23	503,071	554,824
5.00% 12/1/23	178,323	196,668
5.00% 3/1/28	43,120	47,556

NQ-189 [7/14] 9/14 (13132)     5

Schedule of investments
Delaware Diversified Income Fund (Unaudited)

	Principal amount°	Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 20 yr
5.50% 7/1/23	122,789	$135,968
5.50% 2/1/24	249,947	277,665
5.50% 12/1/24	359,344	399,132
5.50% 1/1/25	249,077	276,697
5.50% 2/1/25	44,030	48,912
5.50% 7/1/25	36,108	40,526
5.50% 11/1/25	322,882	359,391
5.50% 3/1/27	120,693	134,305
5.50% 3/1/28	126,709	140,766
5.50% 8/1/28	1,950,260	2,168,605
5.50% 12/1/29	552,516	614,250
6.00% 10/1/21	18,159	20,494
6.00% 9/1/29	2,606,243	2,948,374
6.50% 10/1/18	2,571	2,887
6.50% 10/1/27	39,441	44,291
Fannie Mae S.F. 30 yr
3.00% 7/1/42	3,546,392	3,487,630
3.00% 10/1/42	55,955,522	55,028,670
3.00% 12/1/42	9,960,318	9,794,083
3.00% 1/1/43	17,023,557	16,730,384
3.00% 2/1/43	1,972,555	1,939,007
3.00% 4/1/43	14,448,780	14,194,153
3.00% 5/1/43	3,081,132	3,024,281
3.50% 4/1/42	10,948	11,166
3.50% 9/1/42	278,602	284,143
3.50% 1/1/43	791,698	807,443
4.00% 5/1/43	583,454	615,534
4.00% 8/1/43	1,487,650	1,568,990
4.00% 7/1/44	15,000,000	15,825,606
4.50% 7/1/36	1,646,477	1,773,087
4.50% 4/1/40	4,897,726	5,280,727
4.50% 11/1/40	4,788,289	5,167,507
4.50% 12/1/40	1,726,345	1,862,295
4.50% 3/1/41	9,903,189	10,689,791
4.50% 4/1/41	8,622,684	9,310,118
4.50% 5/1/41	1,016,273	1,102,302
4.50% 8/1/41	3,230	3,485
4.50% 10/1/41	7,109,395	7,680,843
4.50% 11/1/41	5,148,571	5,559,108
4.50% 12/1/43	891,001	961,180
4.50% 2/1/44	1,122,342	1,210,223
4.50% 5/1/44	3,663,321	3,952,667

6     NQ-189 [7/14] 9/14 (13132)

(Unaudited)

	Principal amount°	Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
5.00% 4/1/33	126,288	$139,543
5.00% 7/1/33	133,934	148,016
5.00% 11/1/33	145,392	160,728
5.00% 3/1/34	67,970	75,125
5.00% 4/1/34	315,080	351,432
5.00% 4/1/35	693,805	766,630
5.00% 5/1/35	28,723	31,742
5.00% 6/1/35	4,233	4,678
5.00% 7/1/35	1,645,755	1,818,032
5.00% 8/1/35	711,244	785,561
5.00% 9/1/35	5,389	5,956
5.00% 10/1/35	3,568,309	3,942,055
5.00% 11/1/35	1,547,482	1,710,388
5.00% 8/1/36	7,351	8,123
5.00% 12/1/36	8,698	9,613
5.00% 4/1/37	913,781	1,008,954
5.00% 8/1/37	2,625,922	2,902,634
5.00% 2/1/38	996,877	1,100,995
5.00% 6/1/39	340,699	376,363
5.50% 12/1/32	194,612	217,772
5.50% 2/1/33	3,214,150	3,598,099
5.50% 3/1/34	262,516	294,188
5.50% 4/1/34	1,159,013	1,298,266
5.50% 5/1/34	486,329	544,847
5.50% 11/1/34	1,121,504	1,256,388
5.50% 12/1/34	735,943	824,671
5.50% 1/1/35	2,961,827	3,316,886
5.50% 2/1/35	814,035	912,286
5.50% 3/1/35	634,223	707,727
5.50% 4/1/35	2,842	3,174
5.50% 6/1/35	898,409	995,058
5.50% 8/1/35	223,507	250,289
5.50% 9/1/35	3,362	3,755
5.50% 10/1/35	1,161,214	1,295,323
5.50% 11/1/35	10,060	11,206
5.50% 12/1/35	633,081	709,056
5.50% 3/1/36	44,925	49,982
5.50% 4/1/36	65,662	72,918
5.50% 5/1/36	2,489,445	2,767,654
5.50% 7/1/36	672,336	752,273
5.50% 9/1/36	231,027	259,062
5.50% 11/1/36	1,949,643	2,161,500

NQ-189 [7/14] 9/14 (13132)     7

Schedule of investments
Delaware Diversified Income Fund (Unaudited)

	Principal amount°	Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
5.50% 12/1/36	148,631	$164,565
5.50% 1/1/37	222,938	249,643
5.50% 2/1/37	8,673	9,618
5.50% 4/1/37	70,651	78,280
5.50% 8/1/37	2,752,802	3,079,569
5.50% 12/1/37	5,975	6,622
5.50% 1/1/38	292,867	324,264
5.50% 2/1/38	1,817,233	2,024,247
5.50% 4/1/38	23,404	25,913
5.50% 5/1/38	298,199	330,166
5.50% 6/1/38	199,825	221,247
5.50% 7/1/38	56,811	62,902
5.50% 8/1/38	61,183	67,742
5.50% 11/1/38	137,079	151,774
5.50% 12/1/38	727,156	812,078
5.50% 1/1/39	541,919	604,025
5.50% 10/1/39	3,090,932	3,422,289
5.50% 11/1/39	18,463	20,443
5.50% 7/1/40	2,893,697	3,203,909
5.50% 4/1/41	1,725,097	1,929,195
6.00% 7/1/27	7,785	8,845
6.00% 4/1/32	16,611	18,886
6.00% 8/1/34	368,073	416,214
6.00% 11/1/34	19,012	21,493
6.00% 12/1/34	4,178	4,726
6.00% 6/1/35	3,349	3,759
6.00% 7/1/35	81,405	91,805
6.00% 9/1/35	128,313	144,027
6.00% 10/1/35	57,679	65,231
6.00% 11/1/35	32,338	36,647
6.00% 12/1/35	666,653	753,679
6.00% 6/1/36	339,867	383,171
6.00% 7/1/36	31,141	35,123
6.00% 8/1/36	257,196	288,540
6.00% 9/1/36	190,243	213,718
6.00% 2/1/37	1,174,013	1,322,174
6.00% 3/1/37	25,402	28,574
6.00% 5/1/37	3,182,094	3,573,047
6.00% 7/1/37	8,042	9,099
6.00% 8/1/37	3,106,567	3,499,679
6.00% 9/1/37	979,629	1,103,661
6.00% 10/1/37	589,081	661,448

8     NQ-189 [7/14] 9/14 (13132)

(Unaudited)

	Principal amount°	Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
6.00% 11/1/37	519,513	$585,045
6.00% 1/1/38	1,599,937	1,794,685
6.00% 3/1/38	1,270	1,431
6.00% 5/1/38	5,442,639	6,117,281
6.00% 6/1/38	448,364	505,656
6.00% 7/1/38	142,561	159,899
6.00% 8/1/38	364,885	410,706
6.00% 10/1/38	4,887,704	5,484,839
6.00% 12/1/38	11,111	12,536
6.00% 1/1/39	2,030,051	2,282,542
6.00% 9/1/39	363,689	407,922
6.00% 3/1/40	1,655,317	1,858,071
6.00% 9/1/40	1,505,297	1,696,332
6.00% 5/1/41	2,169,924	2,441,217
6.50% 3/1/32	203	231
6.50% 8/1/34	5,275	6,009
6.50% 1/1/36	45,152	50,705
6.50% 2/1/36	1,281,528	1,481,176
6.50% 3/1/36	64,208	72,104
6.50% 8/1/36	132,275	148,542
6.50% 9/1/36	6,217	6,981
6.50% 11/1/36	448,020	503,120
6.50% 3/1/37	18,477	20,764
6.50% 8/1/37	89,518	100,528
6.50% 9/1/37	1,028,960	1,155,505
6.50% 11/1/37	1,964	2,205
6.50% 12/1/37	381,195	428,076
6.50% 1/1/38	3,113	3,496
6.50% 10/1/38	47,155	52,954
6.50% 6/1/39	7,863	8,830
7.00% 8/1/32	70,497	80,139
7.00% 9/1/32	39,130	41,140
7.00% 2/1/36	15,466	18,158
7.00% 4/1/37	9,956	11,097
7.00% 12/1/37	6,808	7,712
7.50% 1/1/31	1,349	1,587
7.50% 3/1/32	22,810	26,688
7.50% 4/1/32	14,979	17,459
7.50% 6/1/34	26,033	30,239
7.50% 10/1/34	16,114	18,841
Fannie Mae S.F. 30 yr TBA
3.00% 10/1/44	72,287,000	70,440,870

NQ-189 [7/14] 9/14 (13132)     9

Schedule of investments
Delaware Diversified Income Fund (Unaudited)

	Principal amount°	Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr TBA
3.50% 8/1/44	16,926,000	$17,245,214
3.50% 9/1/44	19,720,000	20,034,897
4.00% 8/1/44	28,208,000	29,657,296
4.00% 9/1/44	89,012,000	93,321,089
4.50% 8/1/44	24,633,000	26,521,467
4.50% 9/1/44	21,409,000	22,997,614
5.00% 10/1/44	3,143,000	3,450,425
5.50% 9/1/44	6,000,000	6,644,672
Freddie Mac ARM
2.252% 7/1/36 •	283,518	302,805
2.255% 8/1/37 •	7,458	7,910
2.262% 5/1/35 •	253,922	269,201
2.265% 10/1/36 •	56,058	59,686
2.342% 12/1/33 •	243,228	259,788
2.35% 4/1/33 •	1,891	1,913
2.356% 2/1/37 •	637,037	680,209
2.36% 12/1/33 •	46,827	49,829
2.433% 4/1/34 •	21,502	22,979
2.464% 3/1/36 •	80,772	86,260
2.527% 1/1/44 •	4,520,075	4,607,793
6.055% 10/1/37 •	3,646	3,907
6.36% 10/1/37 •	84,550	90,808
Freddie Mac Relocation 15 yr
3.50% 10/1/18	43,377	44,139
Freddie Mac Relocation 30 yr
5.00% 9/1/33	169,498	184,850
6.50% 10/1/30	675	721
Freddie Mac S.F. 15 yr
3.00% 12/1/26	159,918	164,672
3.50% 10/1/26	1,033,223	1,089,395
4.00% 12/1/20	62,059	65,659
4.00% 11/1/26	2,055,618	2,177,850
4.50% 5/1/20	858,706	918,764
4.50% 7/1/25	678,007	726,068
4.50% 6/1/26	1,643,481	1,755,196
5.00% 6/1/18	287,150	302,937
5.00% 4/1/20	400,355	427,122
5.00% 7/1/23	112,949	123,404
5.50% 6/1/20	1,006,079	1,075,672
5.50% 6/1/21	179,525	196,042
5.50% 7/1/21	130,737	142,763
6.00% 4/1/17	7,900	8,195

10     NQ-189 [7/14] 9/14 (13132)

(Unaudited)

	Principal amount°	Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Freddie Mac S.F. 15 yr
6.00% 8/1/17	3,013	$3,170
6.50% 8/1/16	998	1,030
Freddie Mac S.F. 20 yr
3.50% 1/1/34	5,076,448	5,245,992
5.00% 10/1/23	60,280	66,217
5.00% 3/1/24	487,241	535,229
5.00% 9/1/25	2,691,592	2,956,684
5.00% 12/1/29	179,929	198,382
5.50% 1/1/23	13,824	15,266
Freddie Mac S.F. 30 yr
3.00% 10/1/42	4,459,781	4,385,356
3.00% 11/1/42	5,218,625	5,141,111
3.50% 11/1/41	187,016	190,891
3.50% 4/1/42	61,617	62,736
4.50% 7/1/39	1,117,847	1,202,681
4.50% 10/1/39	2,554,967	2,748,911
4.50% 3/1/42	10,221,899	11,000,036
4.50% 5/1/44	3,713,073	3,996,824
5.00% 3/1/34	106,521	117,471
5.00% 4/1/35	34,477	38,043
5.00% 6/1/36	21,354	23,540
5.50% 12/1/34	387,688	434,396
5.50% 1/1/35	3,373	3,724
5.50% 2/1/35	15,225	16,968
5.50% 3/1/36	259,708	287,766
5.50% 6/1/36	291,307	323,547
5.50% 11/1/36	493,906	547,804
5.50% 12/1/36	137,644	152,089
5.50% 1/1/37	21,337	23,649
5.50% 6/1/38	292,469	323,047
5.50% 3/1/40	1,603,380	1,770,644
5.50% 8/1/40	1,279,961	1,413,485
5.50% 1/1/41	1,290,812	1,425,468
5.50% 6/1/41	94,903	104,803
6.00% 12/1/33	15,771	17,904
6.00% 11/1/34	63,560	71,226
6.00% 2/1/36	5,153,855	5,838,745
6.00% 3/1/36	1,526,695	1,727,044
6.00% 10/1/36	2,520	2,846
6.00% 10/1/37	17,343	19,433
6.00% 1/1/38	588,646	659,579
6.00% 6/1/38	1,609,030	1,804,667

NQ-189 [7/14] 9/14 (13132)     11

Schedule of investments
Delaware Diversified Income Fund (Unaudited)

	Principal amount°	Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Freddie Mac S.F. 30 yr
6.00% 7/1/38	21,979	$24,628
6.00% 8/1/38	4,169,487	4,709,078
6.00% 10/1/38	143,783	162,445
6.00% 5/1/40	705,554	791,134
6.50% 10/1/32	1,462	1,648
6.50% 8/1/36	359	405
6.50% 6/1/37	6,974	7,860
6.50% 8/1/38	298,119	336,606
6.50% 9/1/38	1,062	1,197
6.50% 4/1/39	776,938	875,606
7.00% 11/1/33	188,858	217,127
GNMA I S.F. 30 yr
5.00% 6/15/40	858,517	943,154
7.00% 5/15/28	115,510	135,797
7.00% 12/15/34	2,297,295	2,682,650
7.50% 10/15/30	1,465	1,673
7.50% 2/15/32	391	469
9.50% 9/15/17	1,912	2,028
10.00% 7/15/17	1,954	1,962
Total Agency Mortgage-Backed Securities (cost $836,253,887)		839,676,396

Commercial Mortgage-Backed Securities – 3.45%
Banc of America Commercial Mortgage Trust
Series 2006-4 A4 5.634% 7/10/46	576,854	615,932
Series 2007-4 AM 5.822% 2/10/51 •	1,460,000	1,623,191
CD1 Commercial Mortgage Trust
Series 2005-CD1 C 5.226% 7/15/44 •	3,755,000	3,890,131
Citigroup Commercial Mortgage Trust
Series 2014-GC23 AS 3.863% 7/10/47	2,560,000	2,636,593
Credit Suisse Commercial Mortgage Trust
Series 2006-C1 AAB 5.463% 2/15/39 •	119,389	120,613
DB-UBS Mortgage Trust
Series 2011-LC1A A3 144A 5.002% 11/10/46 #	12,704,000	14,299,991
Series 2011-LC1A C 144A 5.557% 11/10/46 #•	5,320,000	6,007,770
FREMF Mortgage Trust
Series 2010-K7 B 144A 5.435% 4/25/20 #•	2,910,000	3,250,336
Series 2012-K19 B 144A 4.036% 5/25/45 #•	1,130,963	1,162,935
Series 2012-K708 B 144A 3.759% 2/25/45 #•	9,965,000	10,321,986
Series 2012-K711 B 144A 3.562% 8/25/45 #•	4,100,000	4,192,381
Series 2013-K712 B 144A 3.368% 5/25/45 #•	14,871,068	15,062,384
Series 2013-K713 B 144A 3.165% 4/25/46 #•	8,270,000	8,246,852

12     NQ-189 [7/14] 9/14 (13132)

(Unaudited)

	Principal amount°	Value (U.S. $)
Commercial Mortgage-Backed Securities (continued)
General Electric Capital Commercial Mortgage
Series 2005-C4 A4 5.312% 11/10/45 •	108,000	$111,898
Goldman Sachs Mortgage Securities II
Series 2005-GG4 A4A 4.751% 7/10/39	7,312,657	7,418,976
Series 2006-GG6 A4 5.553% 4/10/38 •	8,615,000	9,026,427
Series 2010-C1 A2 144A 4.592% 8/10/43 #	9,975,000	10,990,994
Series 2010-C1 C 144A 5.635% 8/10/43 #•	4,765,000	5,246,136
Grace Mortgage Trust
Series 2014-GRCE A 144A 3.369% 6/10/28 #	10,305,000	10,583,668
Hilton USA Trust
Series 2013-HLT AFX 144A 2.662% 11/5/30 #	6,275,000	6,316,515
Series 2013-HLT BFX 144A 3.367% 11/5/30 #	4,935,000	5,014,301
JPMBB Commercial Mortgage Securities Trust
Series 2014-C21 AS 3.997% 8/15/47	2,155,000	2,207,140
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2005-CB11 E 5.477% 8/12/37 •	1,755,000	1,883,613
Series 2005-LDP5 D 5.392% 12/15/44 •	2,875,000	2,985,814
Series 2006-LDP8 AM 5.44% 5/15/45	6,948,000	7,497,080
Series 2011-C5 A3 4.171% 8/15/46	5,700,000	6,151,292
Series 2011-C5 C 144A 5.323% 8/15/46 #•	3,280,000	3,653,221
Lehman Brothers-UBS Commercial Mortgage Trust
Series 2004-C1 A4 4.568% 1/15/31	617,636	636,416
Series 2005-C3 B 4.895% 7/15/40 •	3,065,000	3,123,413
Morgan Stanley Capital I Trust
Series 2005-HQ7 AJ 5.204% 11/14/42 •	5,210,000	5,426,512
Series 2005-HQ7 C 5.204% 11/14/42 •	14,163,000	14,007,830
Series 2006-T21 B 144A 5.313% 10/12/52 #•	2,000,000	2,103,518
TimberStar Trust
Series 2006-1A A 144A 5.668% 10/15/36 #	9,520,000	10,309,113
Series 2006-1A C 144A 5.884% 10/15/36 #	4,500,000	4,812,827
VNDO Mortgage Trust
Series 2012-6AVE A 144A 2.996% 11/15/30 #	4,245,000	4,193,691
Total Commercial Mortgage-Backed Securities (cost $195,328,132)		195,131,490

Convertible Bonds – 1.63%
Alaska Communications Systems Group 6.25% exercise
price $10.28, expiration date 4/27/18	5,531,000	4,497,394
Alere 3.00% exercise price $43.98, expiration date
5/15/16	785,000	874,294
Ares Capital 5.75% exercise price $19.13, expiration date
2/1/16 *	924,000	988,103
BGC Partners 4.50% exercise price $9.84, expiration date
7/13/16	2,653,000	2,850,317

NQ-189 [7/14] 9/14 (13132)     13

Schedule of investments
Delaware Diversified Income Fund (Unaudited)

	Principal amount°	Value (U.S. $)
Convertible Bonds (continued)
BioMarin Pharmaceutical 1.50% exercise price $94.15,
expiration date 10/13/20 *	1,856,000	$1,959,240
Blackstone Mortgage Trust 5.25% exercise price $28.66,
expiration date 12/1/18	3,219,000	3,444,330
Blucora 144A 4.25% exercise price $21.66, expiration date
3/29/19 #	1,667,000	1,744,099
Campus Crest Communities Operating Partnership 144A
4.75% exercise price $12.56, expiration date
10/11/18 #*	1,736,000	1,707,790
Cardtronics 144A 1.00% exercise price $52.35, expiration
date 11/27/20 #	3,078,000	3,056,854
Chesapeake Energy 2.25% exercise price $80.36,
expiration date 12/14/38	1,000,000	966,875
Ciena 144A 3.75% exercise price $20.17, expiration date
10/15/18 #	1,754,000	2,273,623
Dendreon 2.875% exercise price $51.24, expiration date
1/13/16 *	1,535,000	1,060,109
Energy XXI Bermuda 144A 3.00% exercise price $40.40,
expiration date 12/13/18 #	3,179,000	3,016,076
Equinix 4.75% exercise price $84.32, expiration date
6/13/16	883,000	2,292,489
General Cable 4.50% exercise price $35.64, expiration
date 11/15/29 ϕ	3,567,000	3,263,805
Gilead Sciences 1.625% exercise price $22.71, expiration
date 4/29/16	985,000	3,962,167
Hologic 2.00% exercise price $31.17, expiration date
2/27/42 ϕ	2,380,000	2,619,487
Illumina 0.25% exercise price $83.55, expiration date
3/11/16	598,000	1,159,375
Intel 3.25% exercise price $21.71, expiration date 8/1/39	980,000	1,625,580
Jefferies Group 3.875% exercise price $45.29, expiration
date 10/31/29	1,430,000	1,530,994
Lexington Realty Trust 144A 6.00% exercise price $6.68,
expiration date 1/11/30 #	871,000	1,405,032
Liberty Interactive 0.75% exercise price $1,000.00,
expiration date 3/30/43	3,077,000	4,300,107
Liberty Interactive 144A 1.00% exercise price $74.31,
expiration date 9/28/43 #	2,829,000	2,903,261
Meritor 4.00% exercise price $26.73, expiration date
2/12/27 ϕ	3,737,000	3,956,549
MGM Resorts International 4.25% exercise price $18.58,
expiration date 4/10/15	1,493,000	2,219,904
Mylan 3.75% exercise price $13.32, expiration date
9/15/15	800,000	2,972,000

14     NQ-189 [7/14] 9/14 (13132)

(Unaudited)

	Principal amount°		Value (U.S. $)
Convertible Bonds (continued)
Novellus Systems 2.625% exercise price $35.02,
expiration date 5/14/41		1,741,000	$3,644,131
NuVasive 2.75% exercise price $42.13, expiration date
6/30/17		3,385,000	3,947,756
Peabody Energy 4.75% exercise price $57.62, expiration
date 12/15/41 *		7,059,000	5,082,480
SanDisk 1.50% exercise price $51.69, expiration date
8/11/17 *		1,609,000	2,943,464
SBA Communications 4.00% exercise price $30.38,
expiration date 9/29/14		751,000	2,636,479
Spirit Realty Capital 3.75% exercise price $13.10,
expiration date 5/13/21 *		1,955,000	1,979,447
Titan Machinery 3.75% exercise price $43.17, expiration
date 4/30/19		1,990,000	1,730,056
TPG Specialty Lending 144A 4.50% exercise price $25.83,
expiration date 12/15/19 #		2,258,000	2,245,299
Vantage Drilling 144A 5.50% exercise price $2.39,
expiration date 7/15/43 #		1,117,000	1,211,945
Vector Group 1.75% exercise price $27.16, expiration date
4/15/20		1,158,000	1,242,679
Vector Group 2.50% exercise price $17.62, expiration date
1/14/19 *•		938,000	1,253,055
VeriSign 3.25% exercise price $34.37, expiration date
8/15/37 *		1,078,000	1,784,090
Total Convertible Bonds (cost $82,807,542)			92,350,735

Corporate Bonds – 56.57%
Automotive – 0.45%
American Axle & Manufacturing
6.25% 3/15/21		4,810,000	5,122,650
7.75% 11/15/19		162,000	184,680
Chassix 144A 9.25% 8/1/18 #		825,000	880,687
Ford Motor 7.45% 7/16/31		9,269,000	12,318,955
International Automotive Components Group 144A
9.125% 6/1/18 #		89,000	95,007
Meritor 6.75% 6/15/21		2,195,000	2,337,675
TRW Automotive 144A 4.50% 3/1/21 #		4,570,000	4,672,825
			25,612,479
Banking – 8.12%
Australia & New Zealand Banking Group
2.625% 12/10/18	CAD	3,366,000	3,141,528
3.52% 11/6/18 •	AUD	2,939,000	2,753,494
Banco de Costa Rica 144A 5.25% 8/12/18 #		7,300,000	7,500,750

NQ-189 [7/14] 9/14 (13132)     15

Schedule of investments
Delaware Diversified Income Fund (Unaudited)

	Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Banking (continued)
Banco Santander Mexico
144A 4.125% 11/9/22 #		2,140,000	$2,174,240
144A 5.95% 1/30/24 #•		5,630,000	5,981,875
Bancolombia 5.95% 6/3/21		4,087,000	4,526,353
Bank of America 4.00% 4/1/24		15,035,000	15,274,297
Bank of Georgia 144A 7.75% 7/5/17 #		5,055,000	5,446,763
Barclays Bank
3.75% 5/15/24		4,095,000	4,107,813
7.625% 11/21/22		9,770,000	11,046,206
BB&T
3.95% 3/22/22		250,000	263,665
5.25% 11/1/19		13,969,000	15,776,700
BBVA Bancomer 144A 6.50% 3/10/21 #		7,925,000	8,955,250
Branch Banking & Trust 0.55% 9/13/16 •		5,010,000	4,999,379
Capital One 2.95% 7/23/21		4,795,000	4,749,054
Citigroup 4.00% 8/5/24		8,065,000	7,940,194
City National 5.25% 9/15/20 *		5,640,000	6,291,364
Cooperatieve Centrale Raiffeisen-Boerenleenbank
3.705% 3/22/17 •	AUD	2,000,000	1,878,797
4.00% 1/11/22	EUR	1,229,000	1,938,738
4.625% 12/1/23		8,865,000	9,291,442
4.875% 1/20/20	AUD	1,382,000	1,326,787
Credit Suisse 144A 6.50% 8/8/23 #		9,325,000	10,327,437
Credit Suisse Group 144A 7.50% 12/31/49 #•		4,720,000	5,192,000
Export-Import Bank of China
144A 2.50% 7/31/19 #		5,370,000	5,330,692
144A 3.625% 7/31/24 #		5,555,000	5,506,677
Export-Import Bank of Korea 144A 3.00% 5/22/18 #	NOK	1,400,000	227,454
Fifth Third Bancorp 4.30% 1/16/24		5,345,000	5,570,612
Goldman Sachs Group
3.55% 2/12/21 @	CAD	3,000,000	2,814,026
3.85% 7/8/24		2,970,000	2,959,976
3.985% 8/21/19 •	AUD	2,390,000	2,248,800
4.383% 8/8/18 •	AUD	2,570,000	2,450,119
HBOS 144A 6.75% 5/21/18 #		6,740,000	7,716,134
HSBC Holdings 4.25% 3/14/24		6,465,000	6,599,892
HSBC New Zealand 4.32% 12/10/18 •	NZD	3,300,000	2,840,349
ING Bank 144A 5.80% 9/25/23 #		11,170,000	12,486,262
JPMorgan Chase
0.865% 1/28/19 •		2,985,000	3,008,032
3.50% 12/18/26	GBP	986,000	1,624,545
3.727% 5/17/18 •	AUD	2,730,000	2,562,673

16     NQ-189 [7/14] 9/14 (13132)

(Unaudited)

	Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Banking (continued)
JPMorgan Chase
4.25% 11/2/18	NZD	5,735,000	$4,717,063
4.85% 2/1/44		3,385,000	3,550,625
6.75% 8/29/49 •		12,080,000	12,955,800
KeyBank 6.95% 2/1/28		17,740,000	22,490,666
Lloyds Banking Group 7.50% 4/30/49 •		9,475,000	9,972,437
Morgan Stanley
1.083% 1/24/19 •		3,119,000	3,156,615
2.375% 7/23/19		6,060,000	6,015,950
3.125% 8/5/21	CAD	999,000	910,624
5.00% 11/24/25		10,430,000	11,124,690
7.375% 2/22/18 *@	AUD	1,519,000	1,555,156
7.60% 8/8/17	NZD	3,394,000	3,064,795
National City Bank 0.601% 6/7/17 •		9,875,000	9,865,826
Northern Trust 3.95% 10/30/25		4,480,000	4,658,994
Oversea-Chinese Banking 144A 4.00% 10/15/24 #•		8,540,000	8,655,632
PNC Financial Services Group 3.90% 4/29/24		2,885,000	2,921,784
PNC Preferred Funding Trust II 144A 1.453% 3/29/49 #•		13,900,000	13,726,250
Royal Bank of Scotland Group 5.125% 5/28/24		6,385,000	6,396,225
Santander Holdings USA 3.45% 8/27/18		5,675,000	5,948,739
Santander UK 144A 5.00% 11/7/23 #		11,440,000	12,305,413
Siam Commercial Bank 144A 3.50% 4/7/19 #		4,560,000	4,652,705
SVB Financial Group 5.375% 9/15/20 *		5,120,000	5,760,620
Turkiye Garanti Bankasi 144A 4.75% 10/17/19 #*		6,288,000	6,388,608
Turkiye Is Bankasi 144A 7.85% 12/10/23 #		3,865,000	4,357,787
U.S. Bank North America 4.95% 10/30/14		4,535,000	4,585,465
USB Capital IX 3.50% 10/29/49 •		27,182,000	23,444,475
USB Realty 144A 1.381% 12/22/49 #•		4,485,000	4,148,625
Wells Fargo
3.50% 9/12/29	GBP	1,700,000	2,726,036
4.10% 6/3/26		10,530,000	10,636,869
5.90% 12/29/49 •		11,235,000	11,763,045
Woori Bank
144A 2.875% 10/2/18 #		7,180,000	7,326,091
144A 4.75% 4/30/24 #*		6,370,000	6,451,816
Zions Bancorp
4.50% 3/27/17		6,835,000	7,258,456
4.50% 6/13/23		6,790,000	6,999,342
7.75% 9/23/14		3,760,000	3,797,435
			459,121,028
Basic Industry – 5.42%
AK Steel 7.625% 5/15/20 *		3,259,000	3,348,623

NQ-189 [7/14] 9/14 (13132)     17

Schedule of investments
Delaware Diversified Income Fund (Unaudited)

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Basic Industry (continued)
ArcelorMittal
6.125% 6/1/18	3,732,000	$3,993,240
10.35% 6/1/19	12,195,000	15,243,750
Axalta Coating Systems US Holdings 144A
7.375% 5/1/21 #*	4,585,000	4,894,487
Braskem Finance 6.45% 2/3/24	5,900,000	6,207,980
Cemex Finance 144A 6.00% 4/1/24 #	3,280,000	3,288,200
CF Industries
5.15% 3/15/34	4,020,000	4,278,148
6.875% 5/1/18	18,254,000	21,291,794
7.125% 5/1/20	2,841,000	3,455,017
Cia Minera Ares 144A 7.75% 1/23/21 #*	4,030,000	4,372,550
Dow Chemical 8.55% 5/15/19	33,026,000	42,103,824
Eastman Chemical 4.65% 10/15/44	9,070,000	8,986,810
Fibria Overseas Finance 5.25% 5/12/24	4,375,000	4,348,750
First Quantum Minerals
144A 6.75% 2/15/20 #	47,000	48,175
144A 7.00% 2/15/21 #	47,000	48,645
FMG Resources August 2006 144A 6.875% 4/1/22 #*	19,258,000	20,557,915
Georgia-Pacific 8.00% 1/15/24	16,271,000	21,895,787
GTL Trade Finance 144A 7.25% 4/16/44 #	1,700,000	1,759,500
HD Supply
7.50% 7/15/20	2,684,000	2,878,590
11.50% 7/15/20	1,765,000	2,060,637
International Paper
3.65% 6/15/24	740,000	732,050
4.80% 6/15/44	4,275,000	4,249,833
6.00% 11/15/41	800,000	934,774
7.50% 8/15/21	6,995,000	8,853,872
JMC Steel Group 144A 8.25% 3/15/18 #	97,000	96,394
LSB Industries 7.75% 8/1/19	725,000	781,187
MMC Finance 144A 5.55% 10/28/20 #	6,559,000	6,575,397
Monsanto 4.40% 7/15/44	19,390,000	19,430,603
Mosaic 5.625% 11/15/43	16,110,000	18,181,456
New Gold 144A 6.25% 11/15/22 #	232,000	245,340
Nortek 8.50% 4/15/21	5,564,000	6,064,760
Novelis 8.75% 12/15/20	5,145,000	5,582,325
OCP
144A 5.625% 4/25/24 #	6,515,000	6,840,750
144A 6.875% 4/25/44 #	4,925,000	5,257,437
Perstorp Holding 144A 8.75% 5/15/17 #*	2,025,000	2,171,813
Phosagro 144A 4.204% 2/13/18 #	5,322,000	5,069,205

18     NQ-189 [7/14] 9/14 (13132)

(Unaudited)

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Basic Industry (continued)
PolyOne 5.25% 3/15/23	3,470,000	$3,504,700
Rio Tinto Finance USA 3.50% 11/2/20	250,000	260,656
Rock-Tenn
3.50% 3/1/20	5,006,000	5,121,594
4.00% 3/1/23	3,950,000	4,033,969
Ryerson
9.00% 10/15/17	3,784,000	4,015,770
11.25% 10/15/18	1,584,000	1,758,240
TPC Group 144A 8.75% 12/15/20 #	2,852,000	3,130,070
Vedanta Resources 144A 6.00% 1/31/19 #*	6,540,000	6,752,550
Weyerhaeuser 4.625% 9/15/23	6,680,000	7,182,870
Yamana Gold 144A 4.95% 7/15/24 #	4,775,000	4,785,429
		306,675,466
Brokerage – 0.59%
Jefferies Group
5.125% 1/20/23	6,470,000	6,915,518
6.45% 6/8/27	3,795,000	4,293,283
6.50% 1/20/43	2,445,000	2,764,982
Lazard Group
4.25% 11/14/20	1,255,000	1,312,488
6.85% 6/15/17	15,689,000	17,827,489
		33,113,760
Capital Goods – 1.82%
Accudyne Industries 144A 7.75% 12/15/20 #	1,370,000	1,441,925
Ball
4.00% 11/15/23	5,075,000	4,707,063
5.00% 3/15/22	2,715,000	2,721,787
Berry Plastics 5.50% 5/15/22	1,700,000	1,659,625
Caterpillar 3.40% 5/15/24	5,280,000	5,318,042
Cemex 144A 9.50% 6/15/18 #*	2,845,000	3,186,400
Consolidated Container 144A 10.125% 7/15/20 #	3,016,000	3,031,080
Crane
2.75% 12/15/18	1,655,000	1,685,603
4.45% 12/15/23	7,570,000	7,951,263
Crown Americas 4.50% 1/15/23	2,075,000	1,971,250
Gates Global 144A 6.00% 7/15/22 #	5,570,000	5,458,600
General Electric 4.50% 3/11/44	430,000	450,075
Ingersoll-Rand Global Holding 4.25% 6/15/23	12,015,000	12,680,991
Metalloinvest Finance 144A 5.625% 4/17/20 #	6,355,000	5,830,713
Milacron 144A 7.75% 2/15/21 #	3,335,000	3,610,137
OAS Finance 144A 8.00% 7/2/21 #	1,765,000	1,765,000
OAS Investments 144A 8.25% 10/19/19 #	6,530,000	6,676,925

NQ-189 [7/14] 9/14 (13132)     19

Schedule of investments
Delaware Diversified Income Fund (Unaudited)

	Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Capital Goods (continued)
Plastipak Holdings 144A 6.50% 10/1/21 #		3,655,000	$3,828,613
Reynolds Group Issuer 8.25% 2/15/21 *		2,330,000	2,481,450
TransDigm
144A 6.00% 7/15/22 #		1,405,000	1,413,781
144A 6.50% 7/15/24 #		1,500,000	1,516,875
7.50% 7/15/21		3,825,000	4,197,937
URS 5.00% 4/1/22		5,745,000	5,847,721
Votorantim Cimentos 144A 7.25% 4/5/41 #		12,650,000	13,235,063
			102,667,919
Communications – 8.30%
Altice 144A 7.75% 5/15/22 #		1,825,000	1,870,625
America Movil 5.00% 3/30/20		10,870,000	11,971,131
American Tower Trust I
144A 1.551% 3/15/43 #		4,230,000	4,197,101
144A 3.07% 3/15/23 #		10,175,000	10,010,781
AT&T 4.80% 6/15/44		24,950,000	25,378,741
Bell Canada 3.35% 3/22/23	CAD	2,132,000	1,942,650
Bharti Airtel International Netherlands 144A
5.35% 5/20/24 #		8,185,000	8,611,275
Brasil Telecom 144A 5.75% 2/10/22 #*		4,818,000	4,649,370
CC Holdings GS V 3.849% 4/15/23		4,945,000	4,936,806
CCO Holdings 5.25% 9/30/22		4,068,000	4,001,895
CenturyLink
5.80% 3/15/22		12,355,000	12,725,650
6.75% 12/1/23 *		3,120,000	3,396,900
Cequel Communications Holdings I 144A
6.375% 9/15/20 #		3,942,000	4,079,970
Clear Channel Communications PIK 14.00% 2/1/21 *✤		395,000	395,000
Columbus International 144A 7.375% 3/30/21 #		8,905,000	9,428,169
Comcel Trust 144A 6.875% 2/6/24 #		3,400,000	3,663,500
Crown Castle Towers 144A 4.883% 8/15/20 #		25,615,000	28,373,735
CSC Holdings
144A 5.25% 6/1/24 #		4,175,000	4,008,000
6.75% 11/15/21		1,190,000	1,280,737
Deutsche Telekom International Finance 6.50% 4/8/22	GBP	1,270,000	2,576,290
Digicel Group 144A 8.25% 9/30/20 #		10,574,000	11,446,355
DIRECTV Holdings
4.45% 4/1/24		16,590,000	17,411,421
5.15% 3/15/42		1,445,000	1,496,594
DISH DBS
5.00% 3/15/23		4,195,000	4,121,587

20     NQ-189 [7/14] 9/14 (13132)

(Unaudited)

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Communications (continued)
DISH DBS
5.875% 7/15/22	1,499,000	$1,570,203
7.875% 9/1/19	1,598,000	1,841,695
Entel Chile 144A 4.875% 10/30/24 #	6,205,000	6,242,894
Equinix
4.875% 4/1/20	2,245,000	2,273,063
5.375% 4/1/23	3,545,000	3,580,450
Gray Television 7.50% 10/1/20	4,390,000	4,614,987
Grupo Televisa 5.00% 5/13/45	6,095,000	6,099,632
Historic TW 6.875% 6/15/18	24,569,000	29,015,940
Hughes Satellite Systems 7.625% 6/15/21	2,255,000	2,559,425
Intelsat Luxembourg
7.75% 6/1/21	4,665,000	4,787,456
8.125% 6/1/23	7,800,000	8,141,250
Lamar Media 5.00% 5/1/23	4,740,000	4,722,225
Level 3 Escrow II 144A 5.375% 8/15/22 #	3,005,000	2,956,169
MDC Partners 144A 6.75% 4/1/20 #	3,290,000	3,438,050
MetroPCS Wireless 6.625% 11/15/20	2,848,000	3,001,080
Millicom International Cellular 144A 6.625% 10/15/21 #	4,645,000	4,958,537
MTS International Funding 144A 8.625% 6/22/20 #	7,485,000	8,681,103
Nielsen Luxembourg 144A 5.50% 10/1/21 #	2,040,000	2,085,900
Numericable Group 144A 6.00% 5/15/22 #	1,955,000	1,967,219
SBA Tower Trust 144A 2.24% 4/16/18 #	7,245,000	7,179,060
SES 144A 3.60% 4/4/23 #	12,999,000	13,096,765
SES Global Americas Holdings 144A 5.30% 3/25/44 #	9,920,000	10,541,081
Sinclair Television Group
5.375% 4/1/21	4,900,000	4,930,625
6.125% 10/1/22	2,143,000	2,223,363
Sprint
144A 7.125% 6/15/24 #	5,035,000	5,154,581
144A 7.25% 9/15/21 #	4,075,000	4,355,156
144A 7.875% 9/15/23 #	1,010,000	1,083,225
Sprint Capital 6.90% 5/1/19	3,465,000	3,724,875
Telefonica Emisiones 4.57% 4/27/23	15,304,000	16,193,698
Telemar Norte Leste 144A 5.50% 10/23/20 #	5,330,000	5,263,375
Time Warner 4.70% 1/15/21	250,000	275,486
Time Warner Cable 8.25% 4/1/19	13,941,000	17,528,870
T-Mobile USA
6.125% 1/15/22	1,340,000	1,383,550
6.836% 4/28/23 *	7,245,000	7,706,869
Turk Telekomunikasyon AS 144A 3.75% 6/19/19 #	5,895,000	5,875,104

NQ-189 [7/14] 9/14 (13132)     21

Schedule of investments
Delaware Diversified Income Fund (Unaudited)

	Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Communications (continued)
Univision Communications
144A 5.125% 5/15/23 #		6,985,000	$7,212,013
144A 6.75% 9/15/22 #		1,425,000	1,542,563
Verizon Communications
3.25% 2/17/26	EUR	2,606,000	3,827,700
5.15% 9/15/23		8,520,000	9,446,226
6.40% 9/15/33		5,003,000	6,222,201
6.55% 9/15/43		8,315,000	10,480,567
Viacom 5.25% 4/1/44 *		6,015,000	6,332,574
Vimpel Communications 144A 7.748% 2/2/21 #		9,019,000	9,345,939
Virgin Media Finance 144A 6.375% 4/15/23 #*		3,270,000	3,449,850
VTR Finance 144A 6.875% 1/15/24 #		7,295,000	7,577,681
Wind Acquisition Finance 144A 7.375% 4/23/21 #		3,155,000	3,296,975
Windstream
7.50% 6/1/22		49,000	52,981
7.50% 4/1/23		1,375,000	1,471,250
7.75% 10/1/21		2,300,000	2,492,625
Zayo Group 10.125% 7/1/20		4,770,000	5,431,837
			469,210,226
Consumer Cyclical – 3.18%
Bed Bath & Beyond
4.915% 8/1/34		5,555,000	5,615,994
5.165% 8/1/44		4,735,000	4,733,276
Chinos Intermediate Holdings 144A PIK 7.75% 5/1/19 #*T		3,445,000	3,315,813
Daimler 2.75% 12/10/18	NOK	14,510,000	2,376,903
Delphi
4.15% 3/15/24		7,010,000	7,178,927
6.125% 5/15/21		6,275,000	6,980,937
eBay 3.45% 8/1/24		11,385,000	11,279,438
Ford Motor Credit 5.875% 8/2/21		205,000	239,096
General Motors 3.50% 10/2/18		6,545,000	6,610,450
Host Hotels & Resorts
3.75% 10/15/23		8,280,000	8,193,267
4.75% 3/1/23		9,710,000	10,312,438
5.875% 6/15/19		3,020,000	3,227,054
Hyundai Capital America
144A 2.125% 10/2/17 #		6,005,000	6,077,703
144A 2.55% 2/6/19 #		255,000	257,913
International Game Technology 5.35% 10/15/23		8,624,000	8,945,753
Landry’s 144A 9.375% 5/1/20 #		1,579,000	1,721,110
Levi Strauss 6.875% 5/1/22		5,510,000	5,950,800
Magna International 3.625% 6/15/24		6,505,000	6,546,521

22     NQ-189 [7/14] 9/14 (13132)

(Unaudited)

	Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
Marriott International 3.375% 10/15/20		5,735,000	$5,910,738
Netflix 144A 5.75% 3/1/24 #		4,400,000	4,565,000
Pantry 8.375% 8/1/20		94,000	100,815
Party City Holdings 8.875% 8/1/20		99,000	107,167
PF Chang’s China Bistro 144A 10.25% 6/30/20 #		1,281,000	1,306,620
QVC 4.375% 3/15/23		13,210,000	13,298,097
Sally Holdings 5.75% 6/1/22		4,201,000	4,390,045
Signet UK Finance 4.70% 6/15/24		7,930,000	8,066,356
Target
2.30% 6/26/19		3,485,000	3,502,401
3.50% 7/1/24		4,060,000	4,083,231
Tenedora Nemak 144A 5.50% 2/28/23 #		7,440,000	7,719,000
Toyota Finance Australia
2.25% 8/31/16	NOK	1,710,000	274,994
3.04% 12/20/16	NZD	2,810,000	2,297,290
TRW Automotive 144A 4.45% 12/1/23 #		9,010,000	9,190,200
Tupy Overseas 144A 6.625% 7/17/24 #		2,035,000	2,096,050
Volkswagen Financial Services 2.25% 5/15/17	NOK	1,130,000	181,512
Volvo Treasury 2.165% 3/1/17 •	SEK	10,400,000	1,530,878
Wyndham Worldwide
4.25% 3/1/22		4,480,000	4,570,218
5.625% 3/1/21		6,270,000	7,037,818
			179,791,823
Consumer Non-Cyclical – 3.71%
Actavis Funding SCS 144A 3.85% 6/15/24 #		14,780,000	14,778,315
Amgen
3.625% 5/22/24		9,765,000	9,803,298
4.00% 9/13/29	GBP	1,271,000	2,084,328
Boston Scientific
2.65% 10/1/18		4,795,000	4,876,045
6.00% 1/15/20		12,030,000	13,940,436
BRF
144A 3.95% 5/22/23 #		5,495,000	5,163,651
144A 5.875% 6/6/22 #		1,715,000	1,847,913
CareFusion 6.375% 8/1/19		18,300,000	21,297,137
Celgene
3.625% 5/15/24		2,315,000	2,319,447
3.95% 10/15/20		10,810,000	11,326,448
4.625% 5/15/44		3,360,000	3,358,683
Cosan Luxembourg 144A 5.00% 3/14/23 #		6,735,000	6,381,413
ENA Norte Trust 144A 4.95% 4/25/23 #		4,306,486	4,446,447

NQ-189 [7/14] 9/14 (13132)     23

Schedule of investments
Delaware Diversified Income Fund (Unaudited)

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Express Scripts Holding
2.25% 6/15/19	4,700,000	$4,657,813
3.50% 6/15/24	10,435,000	10,313,537
Forest Laboratories 144A 4.375% 2/1/19 #	3,360,000	3,606,960
Gilead Sciences 3.70% 4/1/24	9,435,000	9,690,915
JBS Investments 144A 7.75% 10/28/20 #	10,215,000	11,006,663
Kimberly-Clark de Mexico 144A 3.80% 4/8/24 #	2,035,000	2,067,641
Marfrig Overseas 144A 9.50% 5/4/20 #*	2,025,000	2,166,143
McKesson 3.796% 3/15/24	11,915,000	12,121,952
Pernod-Ricard 144A 5.75% 4/7/21 #*	5,860,000	6,743,114
Perrigo 144A 5.30% 11/15/43 #	2,095,000	2,248,086
Prestige Brands 144A 5.375% 12/15/21 #	4,170,000	4,190,850
Quest Diagnostics 2.70% 4/1/19	3,530,000	3,548,148
Smithfield Foods 6.625% 8/15/22	1,730,000	1,877,050
Spectrum Brands
6.375% 11/15/20	4,575,000	4,838,063
6.625% 11/15/22	68,000	72,420
Thermo Fisher Scientific
2.40% 2/1/19	7,047,000	7,077,915
4.15% 2/1/24	4,610,000	4,791,187
Zimmer Holdings 4.625% 11/30/19	15,546,000	17,086,578
		209,728,596
Electric – 5.21%
AES Gener 144A 8.375% 12/18/73 #•	4,962,000	5,587,212
Ameren Illinois 9.75% 11/15/18	16,130,000	21,081,458
American Transmission Systems 144A 5.25% 1/15/22 #	19,960,000	21,778,955
CMS Energy 6.25% 2/1/20	7,690,000	9,094,863
ComEd Financing III 6.35% 3/15/33	8,849,000	9,136,593
Comision Federal de Electricidad 144A 4.875% 1/15/24 #	4,575,000	4,838,063
Duquesne Light Holdings 5.50% 8/15/15 *	3,168,000	3,315,404
Electricite de France
144A 4.60% 1/27/20 #	3,580,000	3,968,119
144A 5.25% 12/29/49 #•	15,720,000	16,012,864
Enel 144A 8.75% 9/24/73 #•	11,295,000	13,384,575
Entergy Arkansas 3.70% 6/1/24	2,215,000	2,299,863
Entergy Louisiana 4.05% 9/1/23	13,930,000	14,769,979
Exelon Generation 4.25% 6/15/22	11,570,000	12,015,376
Great Plains Energy
4.85% 6/1/21	4,595,000	5,067,724
5.292% 6/15/22	7,315,000	8,353,942
Integrys Energy Group 6.11% 12/1/66 *•	10,605,000	10,825,033
IPALCO Enterprises 5.00% 5/1/18	5,745,000	6,075,337

24     NQ-189 [7/14] 9/14 (13132)

(Unaudited)

		Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Electric (continued)
ITC Holdings 3.65% 6/15/24		3,965,000	$3,951,467
LG&E & KU Energy
3.75% 11/15/20		9,197,000	9,625,442
4.375% 10/1/21		15,250,000	16,376,197
National Rural Utilities Cooperative Finance
4.75% 4/30/43 •		9,710,000	9,691,551
NextEra Energy Capital Holdings
2.40% 9/15/19		6,555,000	6,579,660
3.625% 6/15/23		4,570,000	4,602,287
NV Energy 6.25% 11/15/20 *		10,843,000	12,857,770
Pennsylvania Electric 5.20% 4/1/20		9,253,000	10,180,243
Public Service of Oklahoma 5.15% 12/1/19		13,585,000	15,220,580
Puget Energy 6.00% 9/1/21		4,685,000	5,491,125
SCANA 4.125% 2/1/22		7,375,000	7,656,113
Transelec 144A 4.25% 1/14/25 #*		4,525,000	4,498,560
Wisconsin Energy 6.25% 5/15/67 •		19,330,000	19,925,422
			294,261,777
Energy – 5.35%
AmeriGas Finance 7.00% 5/20/22		2,864,000	3,078,800
Anadarko Petroleum 3.45% 7/15/24		6,445,000	6,396,012
BHP Billiton Finance 3.25% 9/25/24	GBP	812,000	1,324,429
Bristow Group 6.25% 10/15/22		3,735,000	3,954,431
Chaparral Energy
7.625% 11/15/22		769,000	809,373
8.25% 9/1/21		78,000	83,850
Chesapeake Energy 5.75% 3/15/23		4,895,000	5,249,887
Cimarex Energy 4.375% 6/1/24		4,955,000	5,072,681
CNOOC Finance 2012 144A 3.875% 5/2/22 #		4,955,000	5,009,332
CNOOC Nexen Finance 2014 4.25% 4/30/24		7,345,000	7,532,635
Continental Resources 4.50% 4/15/23		16,060,000	17,139,232
Drill Rigs Holdings 144A 6.50% 10/1/17 #		5,584,000	5,667,760
Ecopetrol 5.875% 5/28/45		2,895,000	3,039,750
Energy XXI Gulf Coast
144A 6.875% 3/15/24 #		3,050,000	3,042,375
7.50% 12/15/21 *		1,975,000	2,073,750
Exterran Partners 6.00% 4/1/21		1,270,000	1,276,350
Halcon Resources 8.875% 5/15/21		3,976,000	4,144,980
Hercules Offshore
144A 6.75% 4/1/22 #*		870,000	784,087
144A 8.75% 7/15/21 #		1,270,000	1,298,575
KazMunayGas National 144A 9.125% 7/2/18 #		8,410,000	10,207,637
Key Energy Services 6.75% 3/1/21		2,850,000	2,921,250

NQ-189 [7/14] 9/14 (13132)     25

Schedule of investments
Delaware Diversified Income Fund (Unaudited)

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Energy (continued)
Laredo Petroleum 7.375% 5/1/22 *	3,602,000	$3,944,190
Lukoil International Finance
6.125% 11/9/20	4,270,000	4,390,841
144A 6.125% 11/9/20 #	940,000	966,602
Midstates Petroleum 9.25% 6/1/21	3,795,000	3,937,313
MIE Holdings 144A 7.50% 4/25/19 #	3,610,000	3,822,087
Murphy Oil USA 6.00% 8/15/23	4,130,000	4,367,475
Newfield Exploration 5.625% 7/1/24	8,180,000	8,875,300
Oasis Petroleum 144A 6.875% 3/15/22 #	4,755,000	5,171,063
Odebrecht Offshore Drilling Finance 144A
6.625% 10/1/22 #	6,200,403	6,549,176
ONGC Videsh 2.50% 5/7/18 *	8,240,000	8,115,823
Pacific Rubiales Energy
144A 5.375% 1/26/19 #	3,515,000	3,594,087
144A 7.25% 12/12/21 #	6,470,000	7,084,650
PDC Energy 7.75% 10/15/22	1,273,000	1,419,395
Pertamina Persero 144A 4.875% 5/3/22 #	5,715,000	5,757,863
Petrobras Global Finance
4.875% 3/17/20	6,475,000	6,612,917
6.25% 3/17/24	2,930,000	3,100,204
Petrobras International Finance 5.375% 1/27/21	6,036,000	6,247,622
Petrohawk Energy 7.25% 8/15/18	14,758,000	15,319,675
Petroleos de Venezuela 9.00% 11/17/21	8,000,000	6,840,000
Petroleos Mexicanos 6.50% 6/2/41	3,250,000	3,786,250
Pride International 6.875% 8/15/20	30,565,000	36,805,334
PTT Exploration & Production PCL 144A
4.875% 12/29/49 #•	8,200,000	8,310,700
Range Resources 5.75% 6/1/21	1,800,000	1,908,000
Samson Investment 144A 10.75% 2/15/20 #	5,538,000	5,634,915
SandRidge Energy 8.125% 10/15/22	5,482,000	5,865,740
Suburban Propane Partners 7.375% 8/1/21	1,449,000	1,561,297
Sunoco Logistics Partners Operations 3.45% 1/15/23	2,520,000	2,463,703
Talisman Energy 5.50% 5/15/42 *	18,840,000	20,462,557
Woodside Finance 144A 8.75% 3/1/19 #	10,371,000	13,087,372
YPF
7.724% 8/15/18 •	1,500,000	1,537,500
144A 8.75% 4/4/24 #	4,732,000	4,933,110
		302,579,937
Finance Companies – 1.22%
Corp Financiera de Desarrollo 144A 5.25% 7/15/29 #*•	2,200,000	2,238,500
General Electric Capital
2.10% 12/11/19	3,225,000	3,213,958

26     NQ-189 [7/14] 9/14 (13132)

(Unaudited)

	Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Finance Companies (continued)
General Electric Capital
3.45% 5/15/24		14,215,000	$14,271,092
144A 3.80% 6/18/19 #		6,510,000	6,953,696
4.208% 12/6/21	SEK	4,000,000	646,025
7.125% 12/15/49 •		17,945,000	21,028,023
General Electric Capital European Funding 2.25% 7/20/20	EUR	1,254,000	1,789,104
InRetail Shopping Malls 144A 6.50% 7/9/21 #*		2,800,000	2,926,000
Nuveen Investments 144A 9.50% 10/15/20 #		4,919,000	5,767,527
Rio Oil Finance Trust Series 2014-1 144A 6.25% 7/6/24 #		5,340,000	5,571,286
Temasek Financial I 144A 2.375% 1/23/23 #		4,915,000	4,723,910
			69,129,121
Healthcare – 1.02%
Air Medical Group Holdings 9.25% 11/1/18		2,651,000	2,790,177
Community Health Systems
144A 6.875% 2/1/22 #		2,615,000	2,686,913
7.125% 7/15/20		50,000	53,437
Crimson Merger Sub 144A 6.625% 5/15/22 #		3,020,000	2,887,875
DaVita HealthCare Partners 5.125% 7/15/24		5,605,000	5,531,434
Fresenius Medical Care US Finance II 144A
5.875% 1/31/22 #		4,243,000	4,656,693
HCA
5.00% 3/15/24		4,010,000	3,989,950
7.50% 2/15/22		4,544,000	5,157,440
HCA Holdings 6.25% 2/15/21		2,813,000	2,976,154
Immucor 11.125% 8/15/19		3,332,000	3,681,860
Kinetic Concepts 10.50% 11/1/18		2,579,000	2,862,690
Par Pharmaceutical 7.375% 10/15/20		1,776,000	1,904,760
Salix Pharmaceuticals 144A 6.00% 1/15/21 #		4,300,000	4,504,250
Service Corporation International 144A 5.375% 5/15/24 #		3,475,000	3,557,531
Tenet Healthcare
6.00% 10/1/20		5,849,000	6,126,827
8.00% 8/1/20		1,725,000	1,845,750
Valeant Pharmaceuticals International
144A 5.625% 12/1/21 #		865,000	862,837
144A 6.375% 10/15/20 #		1,586,000	1,643,493
			57,720,071
Insurance – 2.38%
Allstate 5.75% 8/15/53 •		8,435,000	9,088,713
American International Group
8.175% 5/15/58 •		1,778,000	2,464,753
8.25% 8/15/18		14,270,000	17,572,991
Berkshire Hathaway Finance 2.90% 10/15/20		3,820,000	3,904,548

NQ-189 [7/14] 9/14 (13132)     27

Schedule of investments
Delaware Diversified Income Fund (Unaudited)

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Insurance (continued)
Chubb 6.375% 3/29/67 •	10,643,000	$11,787,123
Five Corners Funding Trust 144A 4.419% 11/15/23 #	2,845,000	2,985,776
Highmark
144A 4.75% 5/15/21 #	5,300,000	5,389,946
144A 6.125% 5/15/41 #	1,995,000	1,981,262
Hockey Merger Sub 2 144A 7.875% 10/1/21 #	3,555,000	3,661,650
ING U.S. 5.65% 5/15/53 •	8,420,000	8,609,450
Liberty Mutual Group 144A 4.25% 6/15/23 #	7,105,000	7,319,472
MetLife
3.60% 4/10/24	8,665,000	8,802,314
6.40% 12/15/36	35,000	39,403
MetLife Capital Trust X 144A 9.25% 4/8/38 #	11,520,000	16,588,800
Onex USI Acquisition 144A 7.75% 1/15/21 #	709,000	707,227
Prudential Financial
3.50% 5/15/24	3,805,000	3,792,052
3.875% 1/14/15	4,020,000	4,082,696
4.50% 11/15/20	3,385,000	3,693,360
5.625% 6/15/43 •	4,580,000	4,923,500
5.875% 9/15/42 •	4,095,000	4,453,313
6.00% 12/1/17	4,402,000	5,006,324
XL Group 6.50% 12/29/49 •	7,814,000	7,677,255
		134,531,928
Natural Gas – 3.16%
El Paso Pipeline Partners Operating 4.30% 5/1/24	8,535,000	8,577,163
Enbridge Energy Partners 8.05% 10/1/37 •	16,755,000	18,975,037
Energy Transfer Partners
5.15% 2/1/43	5,170,000	5,210,559
5.95% 10/1/43	10,940,000	12,203,756
9.70% 3/15/19	8,000,000	10,398,936
EnLink Midstream Partners 4.40% 4/1/24	11,785,000	12,343,409
Enterprise Products Operating
7.034% 1/15/68 •	22,204,000	25,304,411
8.375% 8/1/66 •	1,492,000	1,677,415
GNL Quintero 144A 4.634% 7/31/29 #	4,055,000	4,100,039
Kinder Morgan Energy Partners 9.00% 2/1/19	15,317,000	19,466,176
Oleoducto Central 144A 4.00% 5/7/21 #*	7,925,000	8,033,969
Plains All American Pipeline 8.75% 5/1/19	13,194,000	16,869,321
TransCanada PipeLines 6.35% 5/15/67 •	16,090,000	16,806,005
Williams 4.55% 6/24/24	4,630,000	4,622,120
Williams Partners 7.25% 2/1/17	12,358,000	14,038,997
		178,627,313

28     NQ-189 [7/14] 9/14 (13132)

(Unaudited)

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Real Estate – 1.46%
Alexandria Real Estate Equities
3.90% 6/15/23	1,950,000	$1,938,224
4.50% 7/30/29	3,000,000	3,028,683
Carey (W.P.) 4.60% 4/1/24	4,605,000	4,753,659
CBL & Associates 5.25% 12/1/23	5,175,000	5,528,577
Corporate Office Properties
3.60% 5/15/23	6,500,000	6,233,838
5.25% 2/15/24	5,275,000	5,642,319
DDR
4.75% 4/15/18	7,195,000	7,787,911
7.50% 4/1/17	4,935,000	5,660,070
7.875% 9/1/20	7,204,000	9,057,366
Digital Realty Trust 5.875% 2/1/20 *	6,915,000	7,698,898
Excel Trust 4.625% 5/15/24	3,200,000	3,267,709
Healthcare Trust of America Holdings 3.375% 7/15/21	2,850,000	2,836,078
Regency Centers
4.80% 4/15/21	8,610,000	9,417,007
5.875% 6/15/17	2,018,000	2,257,726
Trust F/1401 144A 5.25% 12/15/24 #	7,040,000	7,383,200
		82,491,265
Services – 0.86%
Activision Blizzard 144A 6.125% 9/15/23 #	3,385,000	3,655,800
Algeco Scotsman Global Finance
144A 8.50% 10/15/18 #*	5,880,000	6,056,400
144A 10.75% 10/15/19 #	6,421,000	6,421,000
Ameristar Casinos 7.50% 4/15/21	5,395,000	5,718,700
Avis Budget Car Rental
144A 5.125% 6/1/22 #	1,245,000	1,210,763
5.50% 4/1/23	3,150,000	3,165,750
Caesars Growth Properties Holdings 144A
9.375% 5/1/22 #*	2,350,000	2,372,031
Corrections Corporation of America 4.625% 5/1/23	3,851,000	3,725,843
Mattamy Group 144A 6.50% 11/15/20 #	233,000	237,660
MGM Resorts International
6.75% 10/1/20	1,010,000	1,095,850
7.75% 3/15/22 *	157,000	180,943
11.375% 3/1/18	6,081,000	7,692,465
Pinnacle Entertainment 7.75% 4/1/22	98,000	105,473
United Rentals North America 5.75% 11/15/24	3,855,000	3,951,375
Wynn Las Vegas 144A 4.25% 5/30/23 #	2,975,000	2,811,375
		48,401,428

NQ-189 [7/14] 9/14 (13132)     29

Schedule of investments
Delaware Diversified Income Fund (Unaudited)

		Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Technology – 2.70%
Apple 3.45% 5/6/24		23,255,000	$23,444,319
Avaya 144A 7.00% 4/1/19 #		3,011,000	2,958,307
Baidu 2.75% 6/9/19		10,063,000	10,071,393
BMC Software Finance 144A 8.125% 7/15/21 #		1,855,000	1,855,000
Broadcom
3.50% 8/1/24		2,240,000	2,227,649
4.50% 8/1/34		4,720,000	4,798,635
First Data
11.25% 1/15/21		7,562,000	8,582,870
11.75% 8/15/21		1,549,000	1,816,203
International Business Machines 3.625% 2/12/24		3,590,000	3,675,471
Jabil Circuit 7.75% 7/15/16		1,178,000	1,313,470
National Semiconductor 6.60% 6/15/17		23,182,000	26,651,140
NCR 6.375% 12/15/23		3,750,000	3,993,750
NetApp 3.25% 12/15/22		6,405,000	6,180,780
NXP Funding 144A 5.75% 3/15/23 #		2,055,000	2,126,925
Oracle
3.40% 7/8/24		10,840,000	10,816,239
4.50% 7/8/44		4,290,000	4,334,011
Samsung Electronics America 144A 1.75% 4/10/17 #		10,895,000	10,939,103
Seagate HDD Cayman 144A 4.75% 1/1/25 #		9,825,000	9,726,750
Tencent Holdings 144A 3.375% 5/2/19 #		4,640,000	4,717,312
Viasystems 144A 7.875% 5/1/19 #		96,000	100,320
Xerox 6.35% 5/15/18		10,448,000	12,035,083
			152,364,730
Transportation – 1.03%
Brambles USA 144A 5.35% 4/1/20 #		6,810,000	7,653,391
Burlington Northern Santa Fe 4.90% 4/1/44		6,300,000	6,720,960
DP World 144A 6.85% 7/2/37 #		3,020,000	3,382,400
ERAC USA Finance 144A 5.25% 10/1/20 #		28,100,000	31,813,331
Red de Carreteras de Occidente 144A 9.00% 6/10/28 #	MXN	60,960,000	4,383,393
United Airlines 2014-1 Class A Pass Through Trust 4.00%
4/11/26 *t		2,285,000	2,316,419
United Airlines 2014-2 Class A Pass Through Trust
3.75% 9/3/26 t		2,035,000	2,034,430
			58,304,324
Utilities – 0.59%
AES
5.50% 3/15/24		1,550,000	1,526,750
7.375% 7/1/21		3,062,000	3,505,990
Calpine 5.375% 1/15/23		5,605,000	5,499,906
Elwood Energy 8.159% 7/5/26		2,461,338	2,769,005

30     NQ-189 [7/14] 9/14 (13132)

(Unaudited)

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Utilities (continued)
NRG Energy 144A 6.25% 5/1/24 #	1,485,000	$1,492,425
Saudi Electricity Global Sukuk 3
144A 4.00% 4/8/24 #	4,719,000	4,819,279
144A 5.50% 4/8/44 #*	2,183,000	2,292,150
State Grid Overseas Investment 2014
144A 2.75% 5/7/19 #	3,430,000	3,445,483
144A 4.125% 5/7/24 #	7,770,000	8,050,132
		33,401,120
Total Corporate Bonds (cost $3,089,319,123)		3,197,734,311

Municipal Bonds – 0.44%
Golden State, California Tobacco Securitization
Corporation Settlement Revenue (Asset-Backed Senior
Notes) Series A-1
5.125% 6/1/47	3,170,000	2,343,169
5.75% 6/1/47	3,500,000	2,816,135
New Jersey Transportation Trust Fund
Series AA 5.00% 6/15/44	4,080,000	4,308,643
New York City, New York
Series I 5.00% 8/1/22	2,680,000	3,200,965
New York State Thruway Authority Revenue
Series A 5.00% 5/1/19	3,145,000	3,647,068
Oregon State Taxable Pension
5.892% 6/1/27	305,000	367,354
State of Maryland Local Facilities
Series A 5.00% 8/1/21	3,960,000	4,808,588
Texas Private Activity Bond Surface Transportation Senior
Lien Revenue Bond (NTE Mobility)
6.75% 6/30/43 (AMT)	2,795,000	3,329,656
Total Municipal Bonds (cost $23,472,392)		24,821,578

Non-Agency Asset-Backed Securities – 1.37%
AEP Texas Central Transition Funding II
Series 2006-A A4 5.17% 1/1/18	145,000	157,605
Ally Master Owner Trust
Series 2013-2 A 0.602% 4/15/18 •	5,280,000	5,289,108
Series 2014-1 A1 0.622% 1/15/19 •	2,750,000	2,759,575
American Express Credit Account Master Trust
Series 2013-2 A 0.572% 5/17/21 •	3,480,000	3,493,158
Ameriquest Mortgage Securities Asset-Backed Pass
Through Certificates
Series 2003-8 AF4 5.816% 10/25/33	65,350	66,119

NQ-189 [7/14] 9/14 (13132)     31

Schedule of investments
Delaware Diversified Income Fund (Unaudited)

	Principal amount°	Value (U.S. $)
Non-Agency Asset-Backed Securities (continued)
Avis Budget Rental Car Funding AESOP
Series 2011-3A A 144A 3.41% 11/20/17 #	4,435,000	$4,624,778
Series 2013-1A A 144A 1.92% 9/20/19 #	6,115,000	6,061,402
Series 2014-1A A 144A 2.46% 7/20/20 #	4,587,000	4,586,243
California Republic Auto Receivables Trust
Series 2013-1 A2 144A 1.41% 9/17/18 #	3,357,392	3,384,526
Capital One Multi-Asset Execution Trust
Series 2007-A1 A1 0.202% 11/15/19 •	1,500,000	1,492,537
Series 2007-A7 A7 5.75% 7/15/20	300,000	338,599
Citibank Credit Card Issuance Trust
Series 2014-A5 A5 2.68% 6/7/23	3,310,000	3,312,287
Series 2014-A6 A6 2.15% 7/15/21	3,195,000	3,193,519
Citicorp Residential Mortgage Trust
Series 2006-3 A4 5.703% 11/25/36 ϕ	3,477,937	3,520,740
Contimortgage Home Equity Loan Trust
Series 1996-4 A8 7.22% 1/15/28	4,943	4,851
Countrywide Asset-Backed Certificates
Series 2006-13 1AF3 5.00% 1/25/37 •	19,888	24,860
Discover Card Execution Note Trust
Series 2012-A1 A1 0.81% 8/15/17	1,010,000	1,012,469
Series 2014-A4 A4 2.12% 12/15/21	6,000,000	5,993,806
GE Dealer Floorplan Master Note Trust
Series 2013-1 A 0.556% 4/20/18 •	7,250,000	7,270,981
Golden Credit Card Trust
Series 2012-5A A 144A 0.79% 9/15/17 #	4,440,000	4,449,457
GreatAmerica Leasing Receivables
Series 2013-1 B 144A 1.44% 5/15/18 #	1,045,000	1,041,632
HOA Funding
Series 2014-1A A2 144A 4.846% 8/20/44 #	8,510,000	8,510,000
MASTR Specialized Loan Trust
Series 2005-2 A2 144A 5.006% 7/25/35 #•	139,919	139,945
Mid-State Trust XI
Series 11 A1 4.864% 7/15/38	347,656	370,515
MMAF Equipment Finance
Series 2014-AA A4 144A 1.59% 2/8/22 #	5,755,000	5,718,041
RASC Trust
Series 2006-EMX1 A2 0.385% 1/25/36 •	592,637	591,058
Trafigura Securitisation Finance
Series 2012-1A A 144A 2.552% 10/15/15 #•	170,000	171,282
Total Non-Agency Asset-Backed Securities
(cost $76,770,394)		77,579,093

32     NQ-189 [7/14] 9/14 (13132)

(Unaudited)

	Principal amount°	Value (U.S. $)
Non-Agency Collateralized Mortgage Obligations – 1.04%
American Home Mortgage Investment Trust
Series 2005-2 5A1 5.064% 9/25/35 ϕ	642,547	$638,807
Banc of America Alternative Loan Trust
Series 2005-1 2A1 5.50% 2/25/20	239,160	244,740
Series 2005-3 2A1 5.50% 4/25/20	215,805	222,885
Series 2005-6 7A1 5.50% 7/25/20	920,478	938,471
Banc of America Mortgage Trust
Series 2003-E 2A2 2.659% 6/25/33 •	97,067	98,130
Chase Mortgage Finance Trust
Series 2005-A1 3A1 2.534% 12/25/35 •	753,236	688,477
ChaseFlex Trust
Series 2006-1 A4 5.126% 6/25/36 •	6,119,000	5,495,199
CHL Mortgage Pass Through Trust
Series 2003-21 A1 2.599% 5/25/33 t•	32,918	33,401
Series 2004-HYB2 2A 2.588% 7/20/34 t•	119,183	109,452
Series 2004-HYB5 3A1 2.533% 4/20/35 t•	146,262	130,063
CIFC Funding
Series 2013-2A A1L 144A 1.384% 4/21/25 #•	10,000,000	9,905,800
Citicorp Mortgage Securities Trust
Series 2006-3 1A9 5.75% 6/25/36	780,756	803,598
Citicorp Residential Mortgage Trust
Series 2006-3 A5 5.948% 11/25/36 ϕ	5,800,000	5,804,292
Credit Suisse First Boston Mortgage Securities
Series 2005-5 6A3 5.00% 7/25/35	3,938,594	3,946,459
First Horizon Mortgage Pass Through Trust
Series 2004-5 2A1 6.25% 8/25/17 t	7,906	8,066
Series 2004-7 1A3 5.50% 1/25/35 t	2,813,653	2,911,326
GSMPS Mortgage Loan Trust
Series 1998-3 A 144A 7.75% 9/19/27 #•	52,707	55,297
GSR Mortgage Loan Trust
Series 2004-9 4A1 2.655% 8/25/34 •	749,068	737,653
Series 2006-AR1 3A1 2.867% 1/25/36 •	742,568	683,020
JPMorgan Mortgage Trust
Series 2005-A8 1A1 5.131% 11/25/35 •	473,172	455,269
Series 2006-S1 1A1 6.00% 4/25/36	4,090,438	4,130,749
Series 2007-A1 7A4 2.558% 7/25/35 •	109,207	98,485
MASTR ARM Trust
Series 2003-6 1A2 2.45% 12/25/33 •	44,365	44,408
Series 2004-10 2A2 3.218% 10/25/34 •	60,470	40,604
Structured Asset Securities Mortgage Pass Through
Certificates
Series 2004-20 2A1 5.50% 11/25/34 t	3,609,540	3,685,355
Structured Asset Securities Trust
Series 2005-1 4A1 5.00% 2/25/20	4,254,401	4,331,941

NQ-189 [7/14] 9/14 (13132)     33

Schedule of investments
Delaware Diversified Income Fund (Unaudited)

	Principal amount°	Value (U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
Washington Mutual Alternative Mortgage Pass Through
Certificates
Series 2005-1 5A2 6.00% 3/25/35 t	358,865	$184,958
Washington Mutual Mortgage Pass Through Certificates
Series 2003-S10 A2 5.00% 10/25/18 t	202,030	208,079
Series 2006-AR14 2A1 2.025% 11/25/36 t•	4,298,421	3,644,300
Wells Fargo Mortgage-Backed Securities Trust
Series 2006-2 3A1 5.75% 3/25/36	2,579,560	2,621,935
Series 2006-3 A11 5.50% 3/25/36	2,503,659	2,589,472
Series 2006-20 A1 5.50% 12/25/21	1,046,349	1,064,882
Series 2006-AR5 2A1 2.615% 4/25/36 •	2,063,543	1,992,035
Series 2007-14 1A1 6.00% 10/25/37	147,403	149,808
Total Non-Agency Collateralized Mortgage Obligations (cost $54,967,845)		58,697,416

Senior Secured Loans – 10.91%«
Air Medical Group Holdings Tranche B1 5.00% 5/29/18	2,550,377	2,559,940
Akorn Tranche B 1st Lien 4.50% 4/17/21	3,050,000	3,061,437
Albertsons Tranche B 1st Lien 4.75% 3/21/19	2,459,812	2,475,397
Amaya Gaming 1st Lien 5.00% 7/29/21	8,410,000	8,335,101
Amaya Gaming 2nd Lien 8.00% 7/29/22	3,920,000	3,970,635
American Tire 1st Lien 5.75% 6/1/18	2,270,396	2,270,396
Applied Systems 1st Lien 4.25% 1/15/21	2,666,600	2,664,933
Applied Systems 2nd Lien 7.50% 1/15/22	6,723,000	6,830,151
ARAMARK Tranche E 3.25% 9/7/19	2,244,375	2,230,166
Arysta Lifescience 1st Lien 4.50% 5/20/20	1,930,498	1,931,303
Ashland Water 1st Lien 4.25% 7/2/21	2,350,000	2,332,864
Ashland Water 2nd Lien 7.75% 7/2/22	1,875,000	1,873,438
Atkore International 2nd Lien 7.75% 9/27/21	2,465,000	3,003,149
Avast Software 1st Lien 5.00% 3/18/20	4,878,250	4,888,411
Axalta Coating Systems U.S. Holdings 1st Lien
4.00% 2/1/20	4,816,350	4,798,289
Azure Midstream Tranche B 6.50% 10/21/18	2,848,049	2,865,849
Bally Technologies Tranche B 4.25% 8/22/20	6,205,596	6,225,919
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20	5,195,000	5,277,798
BJ’s Wholesale Club Tranche B 1st Lien 4.50% 9/26/19	2,320,388	2,319,118
Bowie Recourse Tranche B 1st Lien 6.75% 8/9/20	4,066,563	4,097,062
Burlington Coat Factory Warehouse Tranche B2
4.25% 2/23/17	6,677,623	6,698,491
Caesars Growth Partners Tranche B 1st Lien
6.25% 5/8/21	10,310,000	10,287,452
Calpine Construction Finance Tranche B 3.00% 5/1/20	3,167,800	3,110,384
Calpine Construction Finance Tranche B2 3.25% 1/31/22	308,447	305,330
Catalent Pharma Solutions Tranche B 4.50% 9/15/21	3,283,045	3,300,744

34     NQ-189 [7/14] 9/14 (13132)

(Unaudited)

	Principal amount°	Value (U.S. $)
Senior Secured Loans« (continued)
Chrysler Group Tranche B 1st Lien
3.25% 12/29/18	10,299,188	$10,268,805
3.50% 5/24/17	1,984,883	1,987,976
Citycenter Holdings Tranche B 5.00% 10/9/20	2,709,609	2,719,770
Clear Channel Communications Tranche B 3.65% 1/29/16	20,948,473	20,793,936
Clear Channel Communications Tranche D 6.75% 1/30/19	2,250,000	2,214,610
Clear Channel Communications Tranche E 1st Lien
7.50% 7/30/19	1,349,729	1,350,452
Community Health Systems Tranche D 4.25% 1/27/21	3,644,305	3,657,971
Community Health Systems Tranche E 3.25% 1/25/17	1,154,530	1,156,781
Crown Castles Operating Tranche B2 3.00% 1/31/21	3,477,809	3,459,488
Davita Healthcare Partners Tranche B 3.50% 6/19/21	3,940,000	3,938,944
Delta Air Lines Tranche B 1st Lien 3.50% 4/20/17	7,297,501	7,303,433
Diamond Reports 1st Lien 5.50% 4/25/21	5,020,000	5,054,513
Drillships Financing Holding Tranche B1 6.00% 2/17/21	14,787,217	14,935,090
Dynegy Tranche B2 4.00% 4/16/20	7,867,742	7,875,122
Emdeon 1st Lien 3.75% 11/2/18	7,373,003	7,375,768
Equipower Resources Holdings Tranche B
4.25% 12/21/18	2,011,686	2,019,230
Exide Technologies DIP 9.00% 10/9/14	5,926,983	6,075,158
Fieldwood Energy 2nd Lien 8.375% 9/30/20	3,175,000	3,257,353
First Data Tranche B 1st Lien 4.00% 3/24/21	11,597,445	11,603,661
Flint Group 1st Lien 4.75% 5/2/21	4,800,000	4,809,000
Flint Group 2nd Lien 8.25% 5/2/22	2,125,000	2,141,824
Flying Fortress 1st Lien 3.50% 6/30/17	1,225,209	1,225,593
Gardner Denver 1st Lien 4.25% 7/23/20	4,630,013	4,614,460
Gates Global 1st Lien 4.25% 6/12/21	5,680,000	5,651,094
Gentiva Health Services Tranche B 6.50% 10/10/19	7,350,764	7,367,950
Gentiva Health Services Tranche C 5.75% 10/10/18	1,371,501	1,372,358
HD Supply Tranche B 4.00% 6/28/18	7,368,986	7,374,911
Hilton Worldwide Finance Tranche B2 3.50% 9/23/20	10,593,947	10,558,087
Hostess Brands 1st Lien 6.75% 3/12/20	2,748,113	2,840,861
Houghton International 1st Lien 4.00% 12/10/19	1,891,200	1,890,018
Houghton International 2nd Lien 9.50% 11/20/20	2,605,000	2,657,100
Hudson’s Bay Tranche B 1st Lien 4.75% 10/7/20	3,009,500	3,037,714
Huntsman International Tranche B 3.75% 10/11/20	5,865,000	5,867,170
Husky International 2nd Lien 7.25% 6/10/22	1,200,000	1,211,000
Husky International Tranche B 1st Lien 4.25% 6/10/21	1,200,000	1,204,313
IASIS Healthcare Tranche B 1st Lien 4.50% 5/3/18	8,074,623	8,103,643
Ikaria 5.00% 2/4/22	5,320,000	5,355,623
Immucor Tranche B2 5.00% 8/19/18	9,784,739	9,839,778
Ineos U.S. Finance Tranche B 3.75% 5/4/18	6,008,264	5,987,343
Infor U.S. Tranche B5 1st Lien 3.75% 6/3/20	1,943,806	1,930,443

NQ-189 [7/14] 9/14 (13132)      35

Schedule of investments
Delaware Diversified Income Fund (Unaudited)

	Principal amount°	Value (U.S. $)
Senior Secured Loans« (continued)
Intelsat Jackson Holdings Tranche B2 3.75% 6/30/19	11,082,366	$11,082,366
Ipreo (U.S. 2) Tranche B 1st Lien 4.25% 7/16/21	2,815,000	2,800,925
KIK Custom Products 1st Lien 5.50% 5/17/19	8,539,746	8,553,982
Kinetic Concepts Tranche E1 4.00% 5/8/18	1,796,429	1,798,348
Landry’s Tranche B 4.00% 4/24/18	7,310,367	7,335,953
Level 3 Financing Tranche B 4.00% 1/15/20	10,170,000	10,160,471
Lightower Fiber Networks 4.00% 4/1/20	978,409	976,262
LTS Buyer 2nd Lien 8.00% 3/15/21	3,141,138	3,183,018
Mallinckrodt Tranche B1 1st Lien 0.00% 3/19/21	1,680,000	1,671,600
Mauser Holdings 2nd Lien 8.25% 6/30/22	4,150,000	4,157,781
MGM Resorts International Tranche B 1st Lien
3.50% 12/20/19	4,969,325	4,946,551
Michael Stores Tranche B 1st Lien 3.75% 1/16/20	2,312,223	2,307,267
Moxie Liberty Tranche B 7.50% 8/21/20	6,186,000	6,387,045
Moxie Patriot (Panda Power Fund) Tranche B1
6.75% 12/18/20	4,500,000	4,646,250
National Vision 4.00% 3/6/21	1,441,388	1,431,178
NEP Broadcasting 2nd Lien 9.50% 7/3/20	6,737,857	6,923,148
NEP/NCP Tranche B 1st Lien 4.25% 1/22/20	812,963	813,725
New Albertsons 1st Lien 4.75% 6/24/21	3,050,000	3,062,947
Numericable 4.50% 4/23/20	5,239,295	5,276,720
Numericable U.S. Tranche B2 1st Lien 4.50% 4/23/20	4,532,705	4,551,475
Nuveen Investments 1st Lien 4.00% 5/13/17	4,375,000	4,380,167
Nuveen Investments 2nd Lien 6.50% 2/28/19	27,877,000	27,958,317
Ocean Rig (Drillship) Tranche B 1st Lien 5.50% 7/18/21	2,815,000	2,834,353
Ortho-Clinical Diagnostics Tranche B 1st Lien
4.75% 6/30/21	2,270,000	2,272,365
Panda Temple Power II Tranche B 1st Lien 7.25% 3/28/19	5,146,000	5,313,245
Paragon Offshore Finance Tranche B 3.75% 7/11/21	2,345,000	2,335,475
Peabody Energy Tranche B 4.25% 9/20/20	4,545,650	4,549,305
Pinnacle Entertainment Tranche B2 3.75% 8/13/20	1,258,164	1,262,222
Ply Gem Industries 1st Lien 4.00% 1/22/21	2,533,650	2,517,024
Polymer Group Tranche B
5.25% 12/13/19	5,376,551	5,388,315
5.25% 12/19/19		0
Quickrete 2nd Lien 7.00% 3/19/21	3,475,000	3,553,187
Ranpak 2nd Lien 8.50% 4/10/20	1,970,000	2,011,863
Regent Seven Seas Cruises Tranche B 1st Lien
3.75% 12/21/18	1,278,500	1,277,701
Republic of Angola 6.25% 12/16/23	11,720,000	11,720,000
Reynolds Group 1st Lien 4.00% 12/31/18	8,564,094	8,558,150
Rite Aid 2nd Lien 5.75% 8/3/20	4,665,000	4,762,965
Salix Pharmaceuticals Tranche B 4.25% 12/17/19	1,950,000	1,961,273

36      NQ-189 [7/14] 9/14 (13132)

(Unaudited)

	Principal amount°		Value (U.S. $)
Senior Secured Loans« (continued)
Samson Investment 2nd Lien 5.00% 9/25/18		6,699,000	$6,691,825
Santander Asset Management Tranche B 4.25% 11/26/20		2,333,275	2,340,566
Scientific Games International 4.25% 5/22/20		9,945,025	9,818,047
Sensus 2nd Lien 8.50% 4/13/18		2,660,000	2,674,963
Sinclair Broadcasting Tranche B1 1st Lien 3.50% 7/22/21		2,725,000	2,721,027
Smart & Final Tranche B 1st Lien 4.75% 11/15/19		6,383,422	6,397,389
Sprouts Farmers 4.00% 4/12/20		4,075,291	4,076,990
Stena 1st Lien 4.00% 2/21/21		1,142,138	1,143,923
Supervalu 1st Lien 4.50% 3/21/19		3,183,678	3,183,897
Surgical Care Affiliates 4.00% 12/30/17		4,632,230	4,609,069
Surgical Care Affiliates Tranche C 4.25% 6/30/18		985,050	984,434
TransDigm Tranche C 3.75% 2/7/20		5,833,983	5,806,896
United Continental Tranche B 3.50% 4/1/19		3,066,188	3,059,289
Univision Communications 1st Lien 4.00% 3/1/20		2,142,875	2,131,625
Univision Communications Tranche C4 4.00% 3/1/20		15,381,970	15,305,060
US Airways Tranche B1 3.50% 5/23/19		3,212,550	3,200,503
USI Insurance Services
Tranche B 1st Lien 4.25% 12/3/18		8,890,133	8,903,094
Valeant Pharmaceuticals International Tranche BE
3.75% 8/5/20		8,034,827	8,028,688
Vantage Drilling Tranche B 1st Lien 5.00% 10/25/17		2,414,194	2,406,649
Wide Open West Finance 4.75% 3/27/19		12,753,563	12,812,344
Windstream Tranche B3 1st Lien 3.50% 8/8/19		37,313	37,278
Zayo Group Tranche B 1st Lien 4.00% 7/2/19		9,978,917	9,945,398
Ziggo Tranche B 2nd Lien 3.50% 1/15/22		1,358,298	1,336,954
Ziggo Tranche B 3rd Lien 3.50% 1/20/22		2,233,915	2,198,811
Ziggo Tranche B1 1st Lien 3.50% 1/15/22		2,107,787	2,074,665
Total Senior Secured Loans (cost $613,193,885)			616,414,424

Sovereign Bonds – 1.96%Δ
Azerbaijan – 0.10%
Republic of Azerbaijan International Bond 144A
4.75% 3/18/24 #		5,497,000	5,703,137
			5,703,137
Brazil – 0.07%
Brazil Notas do Tesouro Nacional Series F 10.00% 1/1/25	BRL	9,936,000	3,884,519
			3,884,519
Canada – 0.01%
Province of Ontario Canada 3.45% 6/2/45	CAD	726,000	643,860
			643,860
Colombia – 0.05%
Colombia Government International Bond 9.85% 6/28/27	COP	4,293,000,000	2,962,504
			2,962,504

NQ-189 [7/14] 9/14 (13132)     37

Schedule of investments
Delaware Diversified Income Fund (Unaudited)

	Principal amount°		Value (U.S. $)
Sovereign BondsΔ (continued)
Finland – 0.04%
Finland Government Bond 2.25% 3/6/18	NOK	13,000,000	$2,085,805
			2,085,805
Guatemala – 0.05%
Guatemala Government Bond 144A 5.75% 6/6/22 #		2,730,000	2,955,225
			2,955,225
Iceland – 0.10%
Republic of Iceland 144A 5.875% 5/11/22 #		5,275,000	5,823,843
			5,823,843
Indonesia – 0.33%
Indonesia Government International Bond
144A 3.375% 4/15/23 #		10,812,000	10,298,430
144A 5.875% 1/15/24 #		3,226,000	3,633,283
Perusahaan Penerbit Indonesia 144A 6.125% 3/15/19 #		4,390,000	4,905,825
			18,837,538
Japan – 0.03%
Japanese Government CPI Linked Bond 0.10% 3/10/24	JPY	131,353,300	1,387,502
			1,387,502
Kenya – 0.08%
Kenya Government International Bond 144A
5.875% 6/24/19 #		4,370,000	4,512,899
			4,512,899
Mexico – 0.15%
Mexican Bonos
6.50% 6/10/21	MXN	4,573,100	369,371
6.50% 6/9/22	MXN	59,642,000	4,768,603
7.75% 5/29/31	MXN	39,211,000	3,341,520
			8,479,494
Pakistan – 0.11%
Pakistan Government International Bond 144A
7.25% 4/15/19 #*		5,723,000	5,980,535
			5,980,535
Philippines – 0.14%
Philippine Government International Bond
3.90% 11/26/22	PHP	180,000,000	4,170,354
6.25% 1/14/36	PHP	152,000,000	3,807,406
			7,977,760
Poland – 0.03%
Poland Government Bond 4.00% 10/25/23	PLN	4,118,000	1,381,380
			1,381,380

38     NQ-189 [7/14] 9/14 (13132)

(Unaudited)

	Principal amount°		Value (U.S. $)
Sovereign BondsΔ (continued)
Portugal – 0.02%
Portugal Government International Bond 144A
5.125% 10/15/24 #		1,045,000	$1,049,629
			1,049,629
Republic of Korea – 0.15%
Inflation-Linked Korea Treasury Bond 1.125% 6/10/23	KRW	8,854,290,469	8,455,710
			8,455,710
Romania – 0.08%
Romanian Government International Bond 144A
4.875% 1/22/24 #		4,020,000	4,296,375
			4,296,375
Senegal – 0.05%
Senegal Government International Bond 144A
6.25% 7/30/24 #		3,000,000	3,015,000
			3,015,000
South Africa – 0.13%
South Africa Government Bond 8.00% 1/31/30	ZAR	62,490,000	5,472,719
South Africa Government International Bond
5.375% 7/24/44		1,777,000	1,795,881
			7,268,600
Sri Lanka – 0.08%
Sri Lanka Government International Bond 144A
6.00% 1/14/19 #		4,433,000	4,710,063
			4,710,063
Sweden – 0.01%
Sweden Government Bond 5.00% 12/1/20	SEK	4,150,000	744,121
			744,121
United Kingdom – 0.08%
United Kingdom Gilt 1.25% 7/22/18	GBP	1,623,148	2,685,647
United Kingdom Gilt Inflation-Linked 0.125% 3/22/24	GBP	979,605	1,715,722
			4,401,369
Uruguay – 0.07%
Uruguay Government International Bond 5.10% 6/18/50		4,085,000	4,044,150
			4,044,150
Total Sovereign Bonds (cost $108,112,296)			110,601,018

Supranational Banks – 0.26%
Eurasian Development Bank 144A 5.00% 9/26/20 #@		5,000,000	5,125,000
Inter-American Development Bank 7.25% 7/17/17	IDR	15,220,000,000	1,311,661
International Bank for Reconstruction & Development
1.375% 6/23/19	SEK	17,540,000	2,578,669

NQ-189 [7/14] 9/14 (13132)     39

Schedule of investments
Delaware Diversified Income Fund (Unaudited)

	Principal amount°		Value (U.S. $)
Supranational Banks (continued)
International Bank for Reconstruction & Development
2.923% 9/24/18 •	AUD	4,747,000	$4,418,017
4.625% 2/26/19	NZD	1,397,000	1,189,907
Total Supranational Banks (cost $14,552,872)			14,623,254

U.S. Treasury Obligations – 3.17%
U.S. Treasury Bond
3.375% 5/15/44 ∞		166,245,000	168,271,194
U.S. Treasury Notes
1.625% 6/30/19		4,185,000	4,159,660
2.50% 5/15/24		6,710,000	6,678,020
Total U.S. Treasury Obligations (cost $180,606,709)			179,108,874

		Number of
		Shares
Common Stock – 0.00%
Century Communications =†		7,875,000	0
Total Common Stock (cost $238,403)			0

Convertible Preferred Stock – 0.46%
ArcelorMittal 6.00% exercise price $20.36, expiration date
12/21/15		106,550	2,475,625
Bank of America 7.25% exercise price $50.00, expiration
date 12/31/49		1,465	1,692,441
Chesapeake Energy 144A 5.75% exercise price $26.14,
expiration date 12/31/49 #		1,633	1,918,775
Dominion Resources 6.125% exercise price $65.21,
expiration date 4/1/16		23,556	1,305,002
Exelon 6.50% exercise price $43.75, expiration date
6/1/17		38,450	1,887,895
Halcon Resources 5.75% exercise price $6.16, expiration
date 12/31/49		1,803	1,983,300
HealthSouth 6.50% exercise price $30.01, expiration date
12/31/49		2,663	3,622,346
Huntington Bancshares 8.50% exercise price $11.95,
expiration date 12/31/49 *		1,550	2,061,500
Intelsat 5.75% exercise price $22.05, expiration date
5/1/16		72,141	3,552,944
SandRidge Energy 8.50% exercise price $8.01, expiration
date 12/31/49		26,122	2,719,953

40      NQ-189 [7/14] 9/14 (13132)

(Unaudited)

	Number of
	Shares	Value (U.S. $)
Convertible Preferred Stock (continued)
Wells Fargo 7.50% exercise price $156.71, expiration date
12/31/49	2,210	$2,674,100
Total Convertible Preferred Stock (cost $25,601,218)		25,893,881

Preferred Stock – 0.66%
Alabama Power 5.625%	288,353	7,076,183
Ally Financial 144A 7.00% #	9,820	9,820,000
Integrys Energy Group 6.00% •	205,100	5,277,223
MetLife 5.00%	57,475	1,739,193
National Retail Properties 5.70%	202,445	4,743,286
Public Storage 5.20% *	212,995	4,785,998
Regions Financial 6.375% *•	160,200	4,077,090
Total Preferred Stock (cost $36,715,939)		37,518,973

	Principal amount°
Short-Term Investments – 6.92%
Discount Notes – 3.59%≠
Federal Home Loan Bank
0.05% 8/14/14	100,041,373	100,040,673
0.05% 8/15/14	19,097,374	19,097,240
0.06% 8/18/14	54,644,888	54,644,397
0.075% 11/19/14	29,303,613	29,297,342
		203,079,652
Repurchase Agreements – 3.31%
Bank of America Merrill Lynch
0.04%, dated 7/31/14, to be repurchased on 8/1/14,
repurchase price $58,344,764 (collateralized by U.S.
government obligations 0.00% - 0.375% 6/25/15 -
2/15/24; market value $59,511,610)	58,344,699	58,344,699
Bank of Montreal
0.07%, dated 7/31/14, to be repurchased on 8/1/14,
repurchase price $19,448,271 (collateralized by U.S.
government obligations 0.00% - 4.375% 8/21/14 -
11/15/43; market value $19,837,200)	19,448,233	19,448,233
BNP Paribas
0.07%, dated 7/31/14, to be repurchased on 8/1/14,
repurchase price $109,151,280 (collateralized by U.S.
government obligations 0.00% - 2.75% 8/7/14 -
11/15/23; market value $111,334,091)	109,151,068	109,151,068
		186,944,000

NQ-189 [7/14] 9/14 (13132)     41

Schedule of investments
Delaware Diversified Income Fund (Unaudited)

	Principal amount°	Value (U.S. $)
Short-Term Investments (continued)
U.S. Treasury Obligation – 0.02%≠
U.S. Treasury Bill 0.093% 11/13/14	1,327,361	$1,327,236
		1,327,236
Total Short-Term Investments (cost $391,348,697)		391,350,888

Total Value of Securities Before Securities
Lending Collateral – 105.80%
(cost $5,846,070,003)		5,980,878,349

	Number of
	Shares
Securities Lending Collateral – 2.24%**
Investment Company
Delaware Investments Collateral Fund No.1	126,658,768	126,658,768
Total Securities Lending Collateral (cost $126,658,768)		126,658,768

Total Value of Securities – 108.04%
(cost $5,972,728,771)		$6,107,537,117■
Obligation to Return Securities Lending Collateral – (2.24%)		(126,658,768)
Liabilities Net of Receivables and Other Assets – (5.80%)«		(327,956,735)
Net Assets – 100.00%		$5,652,921,614

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2014, the aggregate value of Rule 144A securities was $1,242,306,016, which represents 21.98% of the Fund’s net assets. See Note 6 in “Notes.”
*	Fully or partially on loan.
**	See Note 5 in “Notes” for additional information on securities lending collateral.
@	Illiquid security. At July 31, 2014, the aggregate value of illiquid securities was $9,494,182, which represents 0.17% of the Fund’s net assets. See Note 6 in “Notes.”
t	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
✤	100% of the income received was in the form of both cash and par.
T	100% of the income received was in the form of additional cash.
«	Of this amount, $271,506,311 represents receivable for securities sold and $658,082,935 represents payable for securities purchased.
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At July 31, 2014, the aggregate value of fair valued securities was $0, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes.”
≠	The rate shown is the effective yield at the time of purchase.

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(Unaudited)

■	Includes $114,638,560 of securities loaned.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non income producing security.
•	Variable rate security. The rate shown is the rate as of July 31, 2014. Interest rates reset periodically.
∞	Fully or partially pledged as collateral for futures contracts.
Δ	Securities have been classified by country of origin.
Σ	Interest only security. An interest only security is the interest only portion of a fixed income security which is separated and sold individually from the principal portion of the security.
«	Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at July 31, 2014.
ϕ	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at July 31, 2014.

The following foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at July 31, 2014:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to					Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BAML	EUR	(3,756,255)	USD	5,055,691	8/29/14	$25,413
BAML	NZD	(4,361,431)	USD	3,798,095	8/29/14	102,749
BNP	AUD	(9,189,661)	USD	8,577,914	8/29/14	53,465
BNYM	PHP	27,230,035	USD	(627,999)	8/1/14	(3,687)
JPMC	IDR	(648,000)	USD	56	8/29/14	0
JPMC	KRW	(5,826,860,810)	USD	5,746,978	8/29/14	88,138
TD	JPY	(166,125,014)	USD	1,630,787	8/29/14	15,374
						$281,452

NQ-189 [7/14] 9/14 (13132)     43

Schedule of investments
Delaware Diversified Income Fund (Unaudited)

Futures Contracts

		Notional			Unrealized
		Cost	Notional	Expiration	Appreciation
Contracts to Buy (Sell)		(Proceeds)	Value	Date	(Depreciation)
(15)	Canadian 10 yr Bonds	$(1,855,164)	$(1,883,686)	9/22/14	$(28,522)
(9)	Euro-Bond	(1,754,777)	(1,783,494)	9/9/14	(28,717)
(2,170)	U.S. Treasury 5 yr Notes	(259,546,461)	(257,873,984)	10/6/14	1,672,477
(1,022)	U.S. Treasury 10 yr Notes	(126,655,294)	(127,350,781)	9/22/14	(695,487)
856	U.S. Treasury Long Bonds	118,043,485	117,619,750	9/22/14	(423,735)
		$(271,768,211)			$496,016

Swap Contracts
CDS Contracts2

			Annual		Unrealized
			Protection	Termination	Appreciation
Counterparty	Swap Referenced Obligation	Notional Value	Payments	Date	(Depreciation)
	Protection Purchased:
BCLY	ICE-CDX.NA.IG.22	$1,000,000	1.00%	6/20/19	$900
MSC	CDX.EM.21	18,840,000	5.00%	6/20/19	8,012
					$8,912

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional values and foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 4 in “Notes.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

Summary of Abbreviations:
AMT – Subject to Alternative Minimum Tax
ARM – Adjustable Rate Mortgage
AUD – Australian Dollar
BAML – Bank of America Merrill Lynch
BCLY – Barclays Bank
BNP – Banque Paribas
BNYM – Bank of New York Mellon

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Summary of Abbreviations (continued):
BRL – Brazilian Real
CAD – Canadian Dollar
CDS – Credit Default Swap
CDX.EM – Credit Default Swap Index Emerging Markets
CDX.NA – Credit Default Swap Index North America
COP – Colombian Peso
DB – Deutsche Bank
DIP – Debtor in Possession
EUR – European Monetary Unit
GBP – British Pound Sterling
GNMA – Government National Mortgage Association
GSMPS – Goldman Sachs Reperforming Mortgage Securities
HSBC – Hong Kong Shanghai Bank
IDR – Indonesian Rupiah
JPMC – JPMorgan Chase Bank
JPY – Japanese Yen
KRW – South Korean Won
MASTR – Mortgage Asset Securitization Transactions, Inc.
MSC – Morgan Stanley Capital
MXN – Mexican Peso
NCUA – National Credit Union Administration
NOK – Norwegian Krone
NZD – New Zealand Dollar
PHP – Philippine Peso
PIK – Pay-in-kind
PLN – Polish Zloty
RASC – Residential Asset Securities Corporation
REMIC – Real Estate Mortgage Investment Conduit
SEK – Swedish Krona
S.F. – Single Family
TBA – To be announced
TD – Toronto Dominion Securities
UBS – Union Bank of Switzerland
USD – United States Dollar
yr – Year
ZAR – South African Rand

See accompanying notes, which are an integral part of the financial statements.

NQ-189 [7/14] 9/14 (13132)     45

Notes Delaware Diversified Income Fund	July 31, 2014 (Unaudited)

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Adviser Funds – Delaware Diversified Income Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. U.S. government securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts, and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

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(Unaudited)

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Oct. 31, 2010–Oct. 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries it invests in that may date back to the inception of the Fund.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on July 31, 2014.

To Be Announced Trades (TBA) — The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period. (Examples: “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or transaction is completed; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

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(Unaudited)

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes and reclaims on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments

At July 31, 2014, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At July 31, 2014, the cost of investments and unrealized appreciation (depreciation) were as follows:

Cost of investments	$5,975,248,112
Aggregate unrealized appreciation	$164,867,319
Aggregate unrealized depreciation	(32,578,314)
Net unrealized appreciation	$132,289,005

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation. At Oct. 31, 2013, short-term losses of $35,118,418 will be carried forward under the Act.

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(Unaudited)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

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(Unaudited)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Agency, Asset- & Mortgage-Backed
Securities[1]	$—	$1,276,120,301	$14,340,112	$1,290,460,413
Corporate Debt	—	3,290,085,046	—	3,290,085,046
Municipal Bonds	—	24,821,578	—	24,821,578
Foreign Debt	—	125,224,272	—	125,224,272
Senior Secured Loans[1]	—	604,694,424	11,720,000	616,414,424
U.S. Treasury Obligations	—	179,108,874	—	179,108,874
Convertible Preferred Stock[1]	11,481,441	14,412,440	—	25,893,881
Preferred Stock[1]	27,698,973	9,820,000	—	37,518,973
Short-Term Investments	—	391,350,888	—	391,350,888
Securities Lending Collateral	—	126,658,768	—	126,658,768
Total	$39,180,414	$6,042,296,591	$26,060,112	$6,107,537,117
Foreign Currency Exchange Contracts	$—	$281,452	$—	$281,452
Futures Contracts	496,016	—	—	496,016
Swap Contracts	—	8,912	—	8,912

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable input or matrix-price investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Level 3	Total
Agency, Asset- & Mortgage-
Backed Securities	—	98.89%	1.11%	100.00%
Senior Secured Loans	—	98.10%	1.90%	100.00%
Convertible Preferred Stock	44.34%	55.66%	—	100.00%
Preferred Stock	73.83%	26.17%	—	100.00%

The securities that have been deemed worthless on the “Schedule of investments” are considered to be Level 3 investments in this table.

During the period ended July 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the period.

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(Unaudited)

3. Unfunded Commitments

The Fund may invest in floating rate loans. In connection with these investments, the Fund may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. As of July 31, 2014, the Fund had the following unfunded loan commitment:

Borrower
Polymer Group	$1,149,940

4. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between The Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

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(Unaudited)

Options Contracts — During the period ended July 31, 2014, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates and market conditions, and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No options contracts written were outstanding at July 31, 2014.

Swap Contracts — The Fund may enter into interest rate swaps and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service Inc. (Moody’s) or is determined to be of equivalent credit quality by Delaware Management Company (DMC), a series of Delaware Management Business Trust.

52     NQ-189 [7/14] 9/14 (13132)

(Unaudited)

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from (paid) to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty or (2) trading these instruments through a central counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended July 31, 2014, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. The Fund posted $2,170,000 in cash collateral for certain open derivatives. Initial margin and variation margin is posted to central counterparties for CDS basket trades, as determined by the applicable central counterparty. The Fund posted $26,288 in cash collateral for centrally cleared swap contracts.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty or (2) trading certain CDS baskets through a central counterparty.

NQ-189 [7/14] 9/14 (13132)     53

(Unaudited)

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on any given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements, and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

5. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent, and the borrower.

54     NQ-189 [7/14] 9/14 (13132)

(Unaudited)

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in a Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At July 31, 2014, the value of the securities on loan was $114,638,560, for which cash collateral was received and invested in accordance with the Lending Agreement, and the value of invested collateral was $126,658,768. These investments are presented on the “Schedule of investments” under the caption “Securities Lending Collateral.”

6. Credit and Market Risk

The Fund invests a portion of its net assets in high yield fixed income securities, which are securities rated BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater-than-anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

NQ-189 [7/14] 9/14 (13132)     55

(Unaudited)

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the “Schedule of investments.”

7. Subsequent Events

Effective September 25, 2014, all remaining shares of Class B were converted to Class A shares.

Management has determined that no other material events or transactions occurred subsequent to July 31, 2014 that would require recognition or disclosure in the Fund’s “Schedule of investments.”

56     NQ-189 [7/14] 9/14 (13132)

Schedule of investments
Delaware Global Real Estate Opportunities Fund	July 31, 2014 (Unaudited)

	Principal amount°	Value (U.S. $)
Convertible Bond – 1.08%
Forest City Enterprises 3.625% exercise price $24.21,
expiration date 8/14/20	542,000	$566,051
Total Convertible Bond (cost $557,242)		566,051

	Number of shares
Common Stock – 93.58%Δ
Australia – 8.02%
Dexus Property Group	862,074	947,476
Goodman Group	74,745	366,552
GPT Group-In Specie @=†	1,377,200	0
Investa Office Fund	140,338	462,109
Mirvac Group	512,112	856,946
Scentre Group †	362,278	1,145,030
Westfield	59,395	412,998
		4,191,111
Canada – 3.17%
Allied Properties Real Estate Investment Trust	16,700	535,552
Boardwalk Real Estate Investment Trust	8,283	493,113
H&R Real Estate Investment Trust	29,700	630,153
		1,658,818
China/Hong Kong – 6.95%
Hongkong Land Holdings	92,000	628,828
Hysan Development	126,072	603,474
Link REIT	98,500	558,838
Sun Hung Kai Properties	121,053	1,837,473
		3,628,613
Finland – 0.49%
Citycon Oyj	70,072	257,316
		257,316
France – 1.80%
Klepierre	13,466	637,027
Unibail-Rodamco	1,130	303,333
		940,360
Germany – 2.43%
Alstria Office REIT	38,889	514,911
Deutsche Annington Immobilien	24,665	756,664
		1,271,575
Italy – 0.58%
Beni Stabili	372,468	302,412
		302,412
Japan – 7.97%
GLP J-REIT	604	673,306

NQ-223 [7/14] 9/14 (13140)     1

Schedule of investments
Delaware Global Real Estate Opportunities Fund (Unaudited)

	Number of shares	Value (U.S. $)
Common StockΔ (continued)
Japan (continued)
Kenedix Office Investment	62	$336,727
Mitsubishi Estate	31,642	773,820
Mitsui Fudosan	47,446	1,567,000
Mori Hills REIT Investment	300	438,973
Sumitomo Realty & Development	9,000	371,630
		4,161,456
Mexico – 1.28%
Concentradora Fibra Hotelera Mexicana	161,326	283,124
Prologis Property Mexico †	184,200	383,184
		666,308
Singapore – 2.50%
CapitaCommercial Trust	276,000	368,072
Mapletree Commercial Trust	341,694	382,795
Suntec Real Estate Investment Trust	387,000	554,552
		1,305,419
Sweden – 0.76%
Castellum	23,788	399,131
		399,131
United Kingdom – 5.38%
British Land	109,984	1,301,199
Great Portland Estates	55,502	596,726
Segro	151,287	911,249
		2,809,174
United States – 52.25%
American Campus Communities	19,646	764,622
American Realty Capital Properties	57,300	751,203
American Residential Properties †	13,448	243,678
Apartment Investment & Management	18,916	646,549
AvalonBay Communities	5,930	878,114
Boston Properties	8,029	959,064
Brandywine Realty Trust	32,051	498,393
Camden Property Trust	7,043	509,631
CBL & Associates Properties	22,634	423,256
CyrusOne	12,300	305,655
DCT Industrial Trust	56,616	443,303
DDR	31,065	544,880
DiamondRock Hospitality	31,963	391,866
Douglas Emmett	9,027	257,179
Duke Realty	28,899	519,893
Equity Residential	15,524	1,003,627
Essex Property Trust	2,159	409,282

2     NQ-223 [7/14] 9/14 (13140)

(Unaudited)

	Number of shares	Value (U.S. $)
Common StockΔ (continued)
United States (continued)
First Industrial Realty Trust	7,052	$127,289
General Growth Properties	28,334	662,166
Gramercy Property Trust	67,764	400,485
Health Care REIT	5,321	338,575
Healthcare Realty Trust	9,160	226,252
Healthcare Trust of America Class A	25,952	309,088
Highwoods Properties	13,784	579,893
Host Hotels & Resorts	44,580	969,169
Kilroy Realty	7,945	491,319
Kimco Realty	14,512	324,779
Macerich	3,865	251,264
Pebblebrook Hotel Trust	11,970	435,708
Post Properties	11,779	638,422
Prologis	22,213	906,512
PS Business Parks	5,317	438,653
Public Storage	4,259	730,887
Ramco-Gershenson Properties Trust	20,060	332,996
Regency Centers	8,450	459,342
RLJ Lodging Trust	20,316	569,661
Sabra Health Care REIT	14,935	413,699
Simon Property Group	15,478	2,603,245
SL Green Realty	8,266	891,075
Spirit Realty Capital	50,383	582,931
Strategic Hotels & Resorts †	45,310	516,987
Taubman Centers	8,632	634,970
UDR	36,268	1,054,673
Ventas	11,671	741,109
Vornado Realty Trust	4,867	515,999
Washington Real Estate Investment Trust	22,213	602,417
		27,299,760
Total Common Stock (cost $44,699,565)		48,891,453

Warrant – 0.03%Δ
Hong Kong – 0.03%
Sun Hung Kai Properties CW16 strike price HKD98.60,
expiration date 4/22/16 †	6,671	16,768
Total Warrant (cost $4,946)		16,768

NQ-223 [7/14] 9/14 (13140)     3

Schedule of investments
Delaware Global Real Estate Opportunities Fund (Unaudited)

	Principal amount°	Value (U.S. $)
Short-Term Investments – 4.97%
Discount Notes – 1.65%≠
Federal Home Loan Bank
0.05% 8/14/14	606,437	$606,433
0.05% 8/15/14	42,317	42,317
0.06% 8/18/14	145,290	145,288
0.075% 11/19/14	67,171	67,156
		861,194
Repurchase Agreements – 3.09%
Bank of America Merrill Lynch
0.04%, dated 7/31/14, to be repurchased on 8/1/14,
repurchase price $503,414 (collateralized by U.S.
government obligations 0.00% - 0.375% 6/25/15 -
2/15/24; market value $513,481)	503,413	503,413
Bank of Montreal
0.07%, dated 7/31/14, to be repurchased on 8/1/14,
repurchase price $167,804 (collateralized by U.S.
government obligations 0.00% - 4.375% 8/21/14 -
11/15/43; market value $171,160)	167,804	167,804
BNP Paribas
0.07%, dated 7/31/14, to be repurchased on 8/1/14,
repurchase price $941,785 (collateralized by U.S.
government obligations 0.00% - 2.75% 8/7/14 -
11/15/23; market value $960,619)	941,783	941,783
		1,613,000
U.S. Treasury Obligation – 0.23%≠
U.S. Treasury Bill 0.093% 11/13/14	119,490	119,479
		119,479
Total Short-Term Investments (cost $2,593,643)		2,593,673

Total Value of Securities – 99.66%
(cost $47,855,396)		52,067,945

Receivables and Other Assets Net of Liabilities – 0.34%		179,136
Net Assets – 100.00%		$52,247,081

@	Illiquid security. At July 31, 2014, the aggregate value of illiquid securities was $0, which represents 0.00% of the Fund’s net assets. See Note 5 in “Notes.”
=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At July 31, 2014, the aggregate value of fair valued securities was $0, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes.”

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non income producing security.
Δ	Securities have been classified by country of origin.

4     NQ-223 [7/14] 9/14 (13140)

(Unaudited)

The following foreign currency exchange contracts were outstanding at July 31, 2014:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to					Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BNYM	CAD	(247,394)	USD	226,435	8/5/14	$(473)
BNYM	EUR	59,993	USD	(80,595)	8/1/14	(261)
BNYM	JPY	43,804,800	USD	(431,040)	8/4/14	(5,141)
BNYM	JPY	(6,800,996)	USD	66,040	8/5/14	(83)
BNYM	MXN	(2,809,544)	USD	212,187	8/4/14	(278)
						$(6,236)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Summary of abbreviations:
BNYM – BNY Mellon
CAD – Canadian Dollar
EUR – European Monetary Unit
HKD – Hong Kong Dollar
JPY – Japanese Yen
MXN – Mexican Peso
REIT – Real Estate Investment Trust
USD – United States Dollar

NQ-223 [7/14] 9/14 (13140)     5

Notes
Delaware Global Real Estate Opportunities Fund	July 31, 2014 (Unaudited)

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Adviser Funds – Delaware Global Real Estate Opportunities Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Oct. 31, 2010–Oct. 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries it invests in that may date back to the inception of the Fund.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

6     NQ-223 [7/14] 9/14 (13140)

(Unaudited)

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on July 31, 2014.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency-related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays distributions from net investment income quarterly and net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

NQ-223 [7/14] 9/14 (13140)     7

(Unaudited)

2. Investments

At July 31, 2014, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At July 31, 2014, the cost of investments and unrealized appreciation (depreciation) were as follows:

Cost of investments	$48,252,928
Aggregate unrealized appreciation	$4,614,570
Aggregate unrealized depreciation	(799,553)
Net unrealized appreciation	$3,815,017

For federal income tax purposes, at Oct. 31, 2013, capital loss carryforwards of $97,350,232 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $43,164,891 expires in 2016, $50,784,384 expires in 2017, and $3,400,957 expires in 2018.

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation. There were no capital loss carryforwards under the Act as of Oct. 31, 2013.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

8     NQ-223 [7/14] 9/14 (13140)

(Unaudited)

Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of July 31, 2014:

	Level 1	Level 2	Total
Convertible Bond	$—	$566,051	$566,051
Common Stock
Australia	1,558,028	2,633,083	4,191,111
Canada	1,658,818	—	1,658,818
China/Hong Kong	—	3,628,613	3,628,613
Finland	—	257,316	257,316
France	—	940,360	940,360
Germany	—	1,271,575	1,271,575
Italy	—	302,412	302,412
Japan	—	4,161,456	4,161,456
Mexico	666,308	—	666,308
Singapore	—	1,305,419	1,305,419
Sweden	—	399,131	399,131
United Kingdom	—	2,809,174	2,809,174
United States	27,299,760	—	27,299,760
Warrant	16,768	—	16,768
Short-Term Investments	—	2,593,673	2,593,673
Total	$31,199,682	$20,868,263	$52,067,945
Foreign Currency Exchange Contracts	$—	$(6,236)	$(6,236)

The securities that have been deemed worthless on the “Schedule of investments” are considered to be Level 3 investments in this table.

As a result of utilizing international fair value pricing at July 31, 2014, a portion of the Fund’s common stock investments were categorized as Level 2.

NQ-223 [7/14] 9/14 (13140)     9

(Unaudited)

During the period ended July 31, 2014, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those traded on exchanges that close at a different time than the time that the Fund’s net asset value is determined) will be established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that the Fund’s net asset value is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the period.

3. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of securities that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

10     NQ-223 [7/14] 9/14 (13140)

(Unaudited)

4. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization, and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent, and the borrower.

NQ-223 [7/14] 9/14 (13140)     11

(Unaudited)

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in a Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At July 31, 2014, the Fund had no securities out on loan.

5. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments, or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of July 31, 2014, there were no Rule 144A securities held by the Fund. Illiquid securities have been identified on the “Schedule of investments.”

6. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to July 31, 2014 that would require recognition or disclosure in the Fund’s “Schedule of investments.”

12     NQ-223 [7/14] 9/14 (13140)

Schedule of investments
Delaware U.S. Growth Fund	July 31, 2014 (Unaudited)

	Number of
	shares	Value (U.S. $)
Common Stock – 98.16%²
Consumer Discretionary – 19.84%
Discovery Communications Class A †	52,174	$4,445,747
eBay †	2,539,707	134,096,530
L Brands	1,947,028	112,869,213
Liberty Interactive Class A †	4,460,864	125,127,235
NIKE Class B	1,064,055	82,070,562
Priceline Group †	110,827	137,697,006
Sally Beauty Holdings †	1,636,889	42,477,270
		638,783,563
Consumer Staples – 4.68%
Walgreen	2,191,002	150,675,208
		150,675,208
Energy – 8.02%
EOG Resources	1,500,923	164,261,013
Williams	1,660,834	94,053,029
		258,314,042
Financial Services – 19.96%
CME Group	895,054	66,180,293
Crown Castle International	1,992,341	147,791,855
IntercontinentalExchange	494,440	95,041,257
MasterCard Class A	2,092,059	155,126,175
Progressive	539,576	12,647,661
Visa Class A	786,151	165,885,723
		642,672,964
Healthcare – 15.42%
Allergan	962,816	159,692,662
Celgene †	2,068,041	180,229,773
Novo Nordisk ADR	2,082,022	95,877,113
Perrigo	403,118	60,649,103
		496,448,651
Materials & Processing – 1.45%
Syngenta ADR	656,699	46,586,227
		46,586,227
Technology – 28.79%
Adobe Systems †	1,757,980	121,493,998
Baidu ADR †	353,728	76,422,934
Equinix †	506,300	108,611,476
Google Class A †	129,253	74,908,576
Google Class C †	131,175	74,979,630
Intuit	1,218,474	99,878,314
Microsoft	3,733,120	161,121,459

NQ-101 [7/14] 9/14 (13147)     1

Schedule of investments
Delaware U.S. Growth Fund (Unaudited)

	Number of
	shares	Value (U.S. $)
Common Stock² (continued)
Technology (continued)
QUALCOMM	1,985,127	$146,303,860
VeriFone Systems †	913,232	30,602,404
Yelp †	483,355	32,462,122
		926,784,773
Total Common Stock (cost $2,368,346,635)		3,160,265,428

	Principal amount°
Short-Term Investments – 1.82%
Discount Notes – 1.08%≠
Federal Home Loan Bank
0.05% 8/14/14	27,963,990	27,963,794
0.05% 8/15/14	3,011,516	3,011,495
0.075% 11/19/14	3,719,597	3,718,801
		34,694,090
Repurchase Agreements – 0.59%
Bank of America Merrill Lynch
0.04%, dated 7/31/14, to be repurchased on 8/1/14,
repurchase price $5,949,516 (collateralized by U.S.
government obligations 0.00% - 0.375% 6/25/15 -
2/15/24; market value $6,068,501)	5,949,509	5,949,509
Bank of Montreal
0.07%, dated 7/31/14, to be repurchased on 8/1/14,
repurchase price $1,983,173 (collateralized by U.S.
government obligations 0.00% - 4.375% 8/21/14 -
11/15/43; market value $2,022,833)	1,983,170	1,983,170
BNP Paribas
0.07%, dated 7/31/14, to be repurchased on 8/1/14,
repurchase price $11,130,343 (collateralized by U.S.
government obligations 0.00% - 2.75% 8/7/14 -
11/15/23; market value $11,352,928)	11,130,321	11,130,321
		19,063,000
U.S. Treasury Obligation – 0.15%≠
U.S. Treasury Bill 0.093% 11/13/14	4,748,270	4,747,824
		4,747,824
Total Short-Term Investments (cost $58,503,689)		58,504,914
Total Value of Securities – 99.98%
(cost $2,426,850,324)		3,218,770,342
Receivables and Other Assets Net of Liabilities – 0.02%		664,045
Net Assets – 100.00%		$3,219,434,387

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non income producing security.

ADR – American Depositary Receipt

2     NQ-101 [7/14] 9/14 (13147)

Notes
Delaware U.S. Growth Fund	July 31, 2014 (Unaudited)

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Adviser Funds – Delaware U.S. Growth Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Oct. 31, 2010–Oct. 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on July 31, 2014.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

NQ-101 [7/14] 9/14 (13147)     3

(Unaudited)

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays distributions from net investment income and net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments

At July 31, 2014, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At July 31, 2014, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$2,434,137,043
Aggregate unrealized appreciation	$808,345,714
Aggregate unrealized depreciation	(23,712,415)
Net unrealized appreciation	$784,633,299

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at Oct. 31, 2013, will expire as follows: $27,065,298 expires in 2017.

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation. There were no capital loss carryforwards under the Act as of Oct. 31, 2013.

4     NQ-101 [7/14] 9/14 (13147)

(Unaudited)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –

Other observable inputs including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of July 31, 2014:

	Level 1	Level 2	Total
Common Stock	$3,160,265,428	$—	$3,160,265,428
Short-Term Investments	—	58,504,914	58,504,914

Total	$3,160,265,428	$58,504,914	$3,218,770,342

During the period ended July 31, 2014, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. At July 31, 2014, there were no Level 3 investments.

NQ-101 [7/14] 9/14 (13147)     5

(Unaudited)

3. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

6     NQ-101 [7/14] 9/14 (13147)

(Unaudited)

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At July 31, 2014, the Fund had no securities out on loan.

4. Credit and Market Risk

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of July 31, 2014, there were no Rule 144A securities held by the Fund and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

5. Subsequent Events

Effective Sept. 25, 2014, all remaining shares of Class B will be converted to Class A shares.

Management has determined that no other material events or transactions occurred subsequent to July 31, 2014 that would require recognition or disclosure in the Fund’s “Schedule of investments.”

NQ-101 [7/14] 9/14 (13147)     7

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: